PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Convertible Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Convertible Fund

Prior to April 7, 2006, the fund was named SB Convertible Fund.

Investments, risks and performance

Investment objective

The fund seeks current income and capital appreciation.

Principal investment strategies

Key investments

Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interests of the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in “synthetic convertible securities,” equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by nationally and internationally recognized statistical rating organizations or, if unrated, determined by the subadviser to be of similar credit quality.

Selection process

In evaluating a convertible security, the portfolio managers analyze both the equity and the fixed-income characteristics of the security.

Equity characteristics the portfolio managers look for include:

■	Companies with potential for real, sustainable growth
■	Companies with competent and accessible management
■	Companies with favorable cash flow
■	Securities of companies in which the portfolio managers believe the underlying common stock has the potential for significant appreciation over a 12-18 month period

Fixed-income characteristics the portfolio managers look for include:

■	Favorable financial condition and capital structure
■	Securities structured in a manner that reduces risk
■	Securities where the yield more than compensates for the degree of risk

Principal risks of investing in the fund

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the

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basis of its equity conversion features. Therefore, investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	A common stock or other security into which a security owned by the fund is convertible falls in value
■	The stock market declines
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or has its credit rating downgraded
■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio
■	Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices
■	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value.

Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to earn current income with some potential for capital appreciation
■	Are seeking limited exposure to the stock market, and understand the risks of investing in equity securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indices and an average of comparable mutual funds. The bar chart and the information below show performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I (formerly Class Y) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

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Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 13.50% in 2nd quarter 2003; Lowest: (11.36)% in 3rd quarter 1998.

Year to date: 5.42% through 9/30/06.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B					9/2/86

Return before taxes	(2.44)%	7.28%	6.56%	7.35%

Return after taxes on distributions(1)	(5.98)%	5.21%	4.38%	N/A

Return after taxes on distributions and sale of fund shares(1)	(1.60)%	5.00%	4.32%	N/A

Other Classes (Return before taxes only)

Class A(2)	(3.18)%	6.71%	6.47%	7.22%	11/9/92

Class C	1.07%	7.23%	N/A	4.65%	6/15/98

Class I(3)	3.09%	8.45%	N/A	7.35%	2/7/96

Convertible 100 Index(4)(7)	3.59%	2.82%	7.58%	N/A	N/A

Merrill Lynch All Convertibles Index(5)(7)	1.32%	4.29%	8.87%	N/A	N/A

Lipper Average(6)(7)	3.34%	4.08%	8.07%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.
(2)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	The Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible 100 Index (the “Convertible 100 Index”) is an unmanaged, equally weighted index of 100 leading convertible securities designed to represent the broad U.S. convertible market.
(5)	The fund’s benchmark has changed from the Convertible 100 Index to the Merrill Lynch All Convertibles Index since the Convertible 100 Index is being discontinued. The Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
(6)	The Lipper Convertible Securities Funds Peer Group Average is a total return performance average of funds tracked by Lipper, Inc. that invest in convertible securities. It does not take into account sales charges or taxes.
(7)	It is not possible to invest directly in an index or an average. An index does not reflect deductions for fees, expenses or taxes. An average reflects fees and expenses but does not reflect deductions for sales charges or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.70%	0.70%	0.70%	0.70%

Distribution and service (12b-1) fees	0.25%	0.75%	1.00%	None

Other expenses(4)	0.32%	0.33%	0.31%	0.20%

Total annual fund operating expenses	1.27%	1.78%	2.01%	0.90%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I Shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$697	$954	$1,231	$2,020

Class B (redemption at end of period)	$681	$861	$1,065	$1,962	(1)

Class B (no redemption)	$181	$561	$965	$1,962	(1)

Class C (redemption at end of period)	$304	$630	$1,083	$2,337

Class C (no redemption)	$204	$630	$1,083	$2,337

Class I(2) (with or without redemption)	$92	$288	$499	$1,109

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

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More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Equity securities

The fund may receive common stock as a result of the conversion of a convertible security held by the fund, and such common stock may continue to be held by the fund at the discretion of the portfolio managers. The portfolio managers apply essentially the same investment analysis to equity and convertible securities in determining whether to continue to hold a security, taking into account the differing risk/return characteristics of convertible and equity securities. Whether an equity security pays a dividend is a component of the analysis.

Short sales

The fund may engage in short sales “against the box” by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any

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percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by Peter Luke and Kent Bailey. Mr. Luke serves as a portfolio manager and has been responsible for the fund’s day-to-day management and oversight since 2001. Prior to 2001, Mr. Luke was employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke is an investment officer of ClearBridge with over thirty-four years of investment management experience.

Mr. Bailey has served as a co-portfolio manager of the fund since March 2004. Mr. Bailey is an investment officer of ClearBridge and has been associated with the subadviser or its predecessor companies since 2001. Prior to 2001, Mr. Bailey was a convertible securities analyst for Morgan Stanley.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadviser and other fund service providers.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee, after waivers and reimbursements, of 0.53% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to 0.50% and 0.20%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.70% of the fund’s average daily net assets.

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A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or

Legg Mason Partners Convertible Fund         9

recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A(1), B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

(1)	On April 21, 2006, all Class O shares converted to Class A shares.

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Not all Classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	1.00% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to

14         Legg Mason Partners Funds

you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege — allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent — allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Funds shares that are purchased during the 13-month period by:
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Legg Mason Partners Convertible Fund         15

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Fund’s website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

16         Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receives contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

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Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-shares plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets

Legg Mason Partners Convertible Fund         19

represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class A—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s recordkeeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after that date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class I shares

On November 20 , 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

20         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund and the share class you wish to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Convertible Fund         21

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

22         Legg Mason Partners Funds

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners Convertible Fund         23

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

24         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plans accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Convertible Fund         25

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

26         Legg Mason Partners Funds

your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Convertible Fund         27

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

28         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and

Legg Mason Partners Convertible Fund         29

other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

30         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model devel -

Legg Mason Partners Convertible Fund         31

oped by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares. As of November 20, 2006, Class Y shares were renamed Class I shares.

For a Class A share of beneficial interest outstanding throughout each year ended July 31

Class A shares (1)(2)	2006		2005	2004	2003	2002
Net asset value, beginning of year	$17.84		$16.90	$15.32	$12.75	$15.73

Income (loss) from operations:
Net investment income	0.36		0.34	0.41	0.71	0.61
Net realized and unrealized gain (loss)	0.31		1.27	1.78	2.58	(2.87)

Total income (loss) from operations	0.67		1.61	2.19	3.29	(2.26)

Less distributions from:
Net investment income	(0.36)		(0.34)	(0.51)	(0.72)	(0.72)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—

Total distributions	(1.88)		(0.67)	(0.61)	(0.72)	(0.72)

Net asset value, end of year	$16.63		$17.84	$16.90	$15.32	$12.75

Total return(3)	3.86%		9.71%	14.35%	26.69%	(14.85)%

Net assets, end of year (thousands)	$37,302		$40,871	$43,840	$32,183	$21,958

Ratios to average net assets:
Gross expenses	1.31%		1.25%	1.18%	1.42%	1.23%
Net expenses	1.15	(4)(5)	1.23 (5)	1.18	1.42	1.23
Net investment income	2.06		1.99	2.39	5.24	4.06

Portfolio turnover rate	98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class A shares were renamed as Smith Barney Class A shares and, as of April 21, 2006, Smith Barney Class A shares were renamed Class A shares. On April 21, 2006 all Class O shares converted to Class A shares.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.17%.
(5)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Convertible Fund         33

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)(2)	2006		2005	2004	2003	2002
Net asset value, beginning of year	$17.78		$16.84	$15.28	$12.69	$15.66

Income (loss) from operations:
Net investment income	0.27		0.24	0.31	0.62	0.51
Net realized and unrealized gain (loss)	0.30		1.27	1.77	2.61	(2.84)

Total income (loss) from operations	0.57		1.51	2.08	3.23	(2.33)

Less distributions from:
Net investment income	(0.27)		(0.24)	(0.42)	(0.64)	(0.64)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—

Total distributions	(1.79)		(0.57)	(0.52)	(0.64)	(0.64)

Net asset value, end of year	$16.56		$17.78	$16.84	$15.28	$12.69

Total return(3)	3.26%		9.13%	13.66%	26.23%	(15.32)%

Net assets, end of year (thousands)	$18,839		$23,506	$26,109	$17,406	$8,545

Ratios to average net assets:
Gross expenses	1.84%		1.81%	1.74%	1.89%	1.79%
Net expenses	1.68	(4)(5)	1.79 (5)	1.74	1.89	1.79
Net investment income	1.54		1.42	1.82	4.65	3.50

Portfolio turnover rate	98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class B shares were renamed as Smith Barney Class B shares and, as of April 21, 2006, Smith Barney Class B shares were renamed Class B shares.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 1.71%.
(5)	Reflects fee waivers and/or expense reimbursements.

34         Legg Mason Partners Funds

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)(2)	2006		2005	2004	2003	2002
Net asset value, beginning of year	$17.86		$16.91	$15.33	$12.71	$15.61

Income (loss) from operations:
Net investment income	0.24		0.21	0.27	0.55	0.50
Net realized and unrealized gain (loss)	0.30		1.28	1.78	2.64	(2.83)

Total income (loss) from operations	0.54		1.49	2.05	3.19	(2.33)

Less distributions from:
Net investment income	(0.24)		(0.21)	(0.37)	(0.57)	(0.57)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—

Total distributions	(1.76)		(0.54)	(0.47)	(0.57)	(0.57)

Net asset value, end of year	$16.64		$17.86	$16.91	$15.33	$12.71

Total return(3)	3.07%		8.96%	13.42%	25.76%	(15.34)%

Net assets, end of year (thousands)	$26,353		$37,340	$43,288	$19,824	$5,308

Ratios to average net assets:
Gross expenses	2.06%		1.99%	1.93%	2.29%	1.85%
Net expenses	1.86	(4)(5)	1.97 (5)	1.93	2.29	1.85
Net investment income	1.36		1.24	1.55	4.10	3.40

Portfolio turnover rate	98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class L shares were renamed as Smith Barney Class L shares, as of April 24, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares and, as of April 21, 2006, Smith Barney Class C shares were renamed Class C shares.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 1.89%.
(5)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Convertible Fund         35

For a Class I share of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)(2)	2006		2005	2004	2003	2002
Net asset value, beginning of year	$17.97		$17.02	$15.44	$12.84	$15.85

Income (loss) from operations:
Net investment income	0.43		0.42	0.49	0.80	0.67
Net realized and unrealized gain (loss)	0.32		1.27	1.77	2.59	(2.89)

Total income (loss) from operations	0.75		1.69	2.26	3.39	(2.22)

Less distributions from:
Net investment income	(0.43)		(0.41)	(0.58)	(0.79)	(0.79)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—

Total distributions	(1.95)		(0.74)	(0.68)	(0.79)	(0.79)

Net asset value, end of year	$16.77		$17.97	$17.02	$15.44	$12.84

Total return(3)	4.28%		10.13%	14.72%	27.42%	(14.51)%

Net assets, end of year (thousands)	$8,105		$8,395	$83,456	$78,905	$72,510

Ratios to average net assets:
Gross expenses	0.92%		0.79%	0.80%	0.89%	0.81%
Net expenses	0.78	(4)(5)	0.78 (5)	0.80	0.89	0.81
Net investment income	2.43		2.39	2.84	5.84	4.49

Portfolio turnover rate	98%		79%	113%	133%	115%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 16, 2003, Class Y shares were renamed as Smith Barney Class Y shares, as of April 21, 2006, Smith Barney Class Y shares were renamed Class Y shares, and on November 20, 2006, Class Y shares were renamed Class I shares.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class I shares will not exceed 0.78%.
(5)	Reflects fee waivers and/or expense reimbursements.

36         Legg Mason Partners Funds

(Investment Company Act file no. 811-04254)

FD1210 11/06

Legg Mason Partners Convertible Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Filed under Rule 497(c)

File Nos. 2-96408 and

811-4254

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Diversified Strategic Income Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Diversified Strategic Income Fund

Prior to April 7, 2006, the fund was named Smith Barney Diversified Strategic Income Fund.

Investments, risks and performance

Investment objective

The fund seeks high current income.

Principal investment strategies

Key investments

The fund invests generally in a globally diverse portfolio of fixed-income securities. Under normal circumstances, the fund invests primarily in bonds and related investments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the global market for fixed-income securities, with no specified minimum investment in any segment:

■	U.S. government obligations
■	Investment and non-investment grade U.S. and foreign corporate debt
■	Mortgage- and asset-backed securities
■	Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

Allocation

The portfolio managers allocate and reallocate the fund’s assets from time to time among the types of fixed-income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

Maturity

The fund will invest primarily in intermediate-term securities. As a result, the effective duration of the fund’s portfolio is normally expected to be between three and seven years.

Credit quality

Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly referred to as “junk bonds.” The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

Selection process

The portfolio managers use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and their own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed-income market. After the portfolio managers make their sector allocations, the portfolio managers use traditional credit analysis to identify individual securities for the fund’s portfolio.

2         Legg Mason Partners Funds

Government and mortgage- and asset-backed securities

In selecting government and mortgage- and asset-backed securities, the portfolio managers focus on identifying undervalued sectors and securities. Specifically, the portfolio managers:

■	Emphasize those sectors and maturities that seem to be most undervalued or appropriate based on the portfolio managers’ economic and interest rate outlook
■	Monitor the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
■	Use research to uncover inefficient sectors of the government and mortgage- and asset-backed markets and adjust portfolio positions to take advantage of new information
■	Measure the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government debt

In selecting foreign government debt, the portfolio managers consider and compare the relative yields of various foreign government obligations. The portfolio managers diversify this portion of the portfolio by spreading assets among countries and regions. The portfolio managers also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The portfolio managers review:

■	Economic and political conditions within the issuer’s country
■	Overall and external debt levels and debt service ratios
■	Access to capital markets
■	Debt service payment history

U.S. and foreign corporate debt securities

In selecting U.S. and foreign corporate debt securities, the portfolio managers consider and compare the relative yields of various types of obligations and employ a forward looking strategy seeking to identify companies that exhibit or demonstrate a potential for higher ratings over time. The portfolio managers consider the issuer’s:

■	Financial condition
■	Sensitivity to economic conditions and trends
■	Operating history
■	Experience and track record of management

The portfolio managers also employ an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings or other internal or external factors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio

Legg Mason Partners Diversified Strategic Income Fund         3

■	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
■	Interest rates increase, resulting in slower than expected principal payments extending the average life of fixed-income securities held by the fund and locking in below market interest rates and reducing the value of these securities. This is known as extension risk
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or has its credit rating downgraded
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
■	The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.  Currency fluctuations could erase investment gains or add to investment losses.

Below investment grade bonds, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking high current income
■	Are willing to accept the risks of mortgage- and asset-backed securities, foreign securities and below investment grade bonds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I (formerly Class Y) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where

4         Legg Mason Partners Funds

indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 4.55% in 2nd quarter 2003; Lowest: (2.04)% in 2nd quarter 2001.

Year to date: 3.37% through 9/30/06.

Legg Mason Partners Diversified Strategic Income Fund         5

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B					12/28/89

Return before taxes	(1.58)%	5.00%	4.92%	6.54%

Return after taxes on distributions(1)	(3.34)%	2.93%	2.41%	N/A

Return after taxes on distributions and sale of fund shares(1)	(1.04)%	2.99%	2.61%	N/A

Other Classes (Return before taxes only)

Class A(2)	(1.03)%	4.75%	4.98%	5.72%	11/6/92

Class C	1.71%	5.15%	4.93%	5.31%	3/19/93

Class I(3)	3.74%	6.05%	5.80%	5.98%	10/10/95

Lehman Brothers Aggregate Bond Index(4)	2.43%	5.87%	6.16%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.
(2)	On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	The Lehman Brothers Aggregate Bond Index is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

6         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees(4)	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None

Other expenses(5)	0.09%	0.13%	0.13%	0.03%

Total annual fund operating expenses	0.99%	1.53%	1.48%	0.68%

Less contractual fee waiver and/or expense reimbursement(6)	(0.01)%	(0.01)%	N/A	(0.01)%

Net total annual fund operating expenses	0.98%	1.52%	1.48%	0.67%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The management fee is calculated based on the fund’s average daily net assets as follows: 0.650% on assets up to and including $1 billion; 0.625% on assets over $1 billion and up to and including $2 billion; 0.600% on assets over $2 billion and up to and including $5 billion; 0.575% on assets over $5 billion and up to and including $10 billion; and 0.550% on assets over $10 billion.
(5)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.
(6)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.98% for Class A shares, 1.52% for Class B shares and 0.67% for Class I shares.

Legg Mason Partners Diversified Strategic Income Fund         7

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$521	$727	$949	$1,586

Class B (redemption at end of period)	$605	$783	$933	$1,678	(1)

Class B (no redemption)	$155	$483	$833	$1,678	(1)

Class C (redemption at end of period)	$251	$468	$808	$1,769

Class C (no redemption)	$151	$468	$808	$1,769

Class I(2) (with or without redemption)	$68	$216	$377	$845

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

8         Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or currency exchange rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Equity securities

Although not a principal strategy of the fund, the fund may from time to time invest in equity securities and equity-like securities such as convertible securities and preferred stock. The portion of the fund’s portfolio invested in corporate debt securities normally includes non-convertible preferred stock.

Zero coupon bonds

Fixed-income securities in which the fund may invest include zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Investments in corporate loans

The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with

Legg Mason Partners Diversified Strategic Income Fund         9

collateral. The fund’s policy limiting its investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

Forward roll transactions

The fund may engage in forward roll transactions, in which the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

Eurodollar or Yankee obligations

The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.

Investments in cash or money market instruments

Although not a principal strategy of the fund, the fund may from time to time invest in cash and money market instruments under normal circumstances. This restriction excludes amounts held in cash or money market funds to pay for securities purchased.

Portfolio turnover

The fund may experience a high portfolio turnover rate, resulting in greater expenses to the fund, including transaction costs, which may reduce the fund’s performance. Active trading of securities may also increase taxable short-term capital gains or losses, which may affect the taxes paid by shareholders.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

10         Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited” and, together with Western Asset, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $385 billion, and Western Asset Limited’s total assets under management were approximately $85 billion.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Michael C. Buchanan and Mark Lindbloom who have been responsible for the day-to-day portfolio management and oversight of the fund since February 10, 2006. These portfolio managers lead a larger team and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. In addition, Detlev Schlichter and Andres Sanchez-Balcazar lead a team dedicated to the fund’s investments in non-U.S. dollar-denominated securities of non-U.S. issuers and currency transactions and have had such portfolio management and oversight responsibilities since February 1, 2006.

Messrs. Leech, Walsh, and Gardner are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003 and was a Managing Director and head of High Yield Trading at BlackRock Financial Management from 1998 to 2003.

Prior to joining Western Asset in 2006, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group. He had been associated with Citigroup Inc. or its predecessor companies since 1986.

Legg Mason Partners Diversified Strategic Income Fund         11

Messrs. Schlichter and Sanchez-Balcazar are portfolio managers with Western Asset Limited and investment officers with Legg Mason International Equities Limited. Legg Mason International Equities Limited is a subsidiary of Legg Mason. Mr. Schlichter joined Western Asset Limited in 2001. Prior to that time, he was a director of the European Bond Team at Merrill Lynch Investment Managers from 1998 to 2001. He has 16 years of investment experience.

Mr. Sanchez-Balcazar joined Western Asset Limited in 2005. Prior to that time, he was a fund manager with Merrill Lynch Investment Managers from 2000 to 2004. He has 9 years of investment experience.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadvisers and other fund service providers.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee, after waivers and reimbursements, of 0.64% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to 0.45% and 0.20%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SFBM a management fee, after waivers and reimbursements, equal to 0.64% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees.

12         Legg Mason Partners Funds

These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay

Legg Mason Partners Diversified Strategic Income Fund         13

$208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

14         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Legg Mason Partners Diversified Strategic Income Fund         15

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 Million/None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

16         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Legg Mason Partners Diversified Strategic Income Fund         17

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including CGMI and PFS) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

18         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by:
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Legg Mason Partners Diversified Strategic Income Fund         19

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your

Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website,

http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

20         Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 0.75% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Legg Mason Partners Diversified Strategic Income Fund         21

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

22         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-shares plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement

Legg Mason Partners Diversified Strategic Income Fund         23

Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class A – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s recordkeeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after that date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class I shares

On November 20 , 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

24         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■ All other investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund and the share class you wish to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Diversified Strategic Income Fund         25

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

26         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact you Service Agent or the transfer agent.

Legg Mason Partners Diversified Strategic Income Fund         27

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following addresses:

For clients of a PFS Registered Representative, write Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other

28         Legg Mason Partners Funds

shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Diversified Strategic Income Fund         29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to

30         Legg Mason Partners Funds

bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Diversified Strategic Income Fund         31

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

32         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. If the fund receives any qualified dividend income, then distributions of such income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of

Legg Mason Partners Diversified Strategic Income Fund         33

shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the fund of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

34         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Diversified Strategic Income Fund         35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares. As of November 20, 2006, Class Y shares were renamed Class I shares.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006		2005		2004		2003	2002
Net asset value, beginning of year	$6.89		$6.69		$6.52		$6.32	$6.74

Income (loss) from operations:
Net investment income	0.37		0.38		0.38		0.37	0.41
Net realized and unrealized gain (loss)	(0.23)		0.18		0.13		0.22	(0.39)

Total income from operations	0.14		0.56		0.51		0.59	0.02

Less distributions from:
Net investment income	(0.39)		(0.36)		(0.34)		(0.37)	(0.37)
Return of capital	—		—		—		(0.02)	(0.07)

Total distributions	(0.39)		(0.36)		(0.34)		(0.39)	(0.44)

Net asset value, end of year	$6.64		$6.89		$6.69		$6.52	$6.32

Total return(2)	2.06%		8.49	%(3)	7.93%		9.53%	0.32%

Net assets, end of year (thousands)	$532,121		$585,940		$581,193		$595,373	$612,665

Ratios to average net assets:
Gross expenses	1.01%		1.04%		1.02%		1.02%	1.04%
Net expenses	0.99	(4)	1.01	(4)	1.02		1.02	1.04
Net investment income	5.54		5.54		5.67		5.64	6.14

Portfolio turnover rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

36         Legg Mason Partners Funds

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005		2004		2003	2002
Net asset value, beginning of year	$6.93		$6.72		$6.55		$6.35	$6.77

Income (loss) from operations:
Net investment income	0.34		0.35		0.35		0.34	0.37
Net realized and unrealized gain (loss)	(0.24)		0.18		0.13		0.22	(0.38)

Total income (loss) from operations	0.10		0.53		0.48		0.56	(0.01)

Less distributions from:
Net investment income	(0.35)		(0.32)		(0.31)		(0.34)	(0.34)
Return of capital	—		—		—		(0.02)	(0.07)

Total distributions	(0.35)		(0.32)		(0.31)		(0.36)	(0.41)

Net asset value, end of year	$6.68		$6.93		$6.72		$6.55	$6.35

Total return(2)	1.52%		8.05	%(3)	7.35%		8.90%	(0.22)%

Net assets, end of year (thousands)	$139,363		$232,610		$317,760		$435,139	$545,993

Ratios to average net assets:
Gross expenses	1.54%		1.54%		1.54%		1.51%	1.51%
Net expenses	1.53	(4)	1.50	%(4)	1.54		1.51	1.51
Net investment income	4.96		5.06		5.16		5.17	5.71

Portfolio turnover rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

Legg Mason Partners Diversified Strategic Income Fund         37

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005		2004		2003	2002
Net asset value, beginning of year	$6.90		$6.70		$6.53		$6.34	$6.76

Income (loss) from operations:
Net investment income	0.34		0.34		0.35		0.33	0.37
Net realized and unrealized gain (loss)	(0.24)		0.18		0.13		0.22	(0.38)

Total income (loss) from operations	0.10		0.52		0.48		0.55	(0.01)

Less distributions from:
Net investment income	(0.35)		(0.32)		(0.31)		(0.34)	(0.34)
Return of capital	—		—		—		(0.02)	(0.07)

Total distributions	(0.35)		(0.32)		(0.31)		(0.36)	(0.41)

Net asset value, end of year	$6.65		$6.90		$6.70		$6.53	$6.34

Total return(2)	1.54%		7.95	%(3)	7.43%		8.84%	(0.16)%

Net assets, end of year (thousands)	$108,003		$127,225		$138,059		$142,647	$145,921

Ratios to average net assets:
Gross expenses	1.52%		1.55%		1.55%		1.50%	1.51%
Net expenses	1.50	(4)	1.52	(4)	1.55		1.50	1.51
Net investment income	5.03		5.03		5.21		5.16	5.68

Portfolio turnover rate	202	%(5)	61	%(5)	48	%(5)	311%	211%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement. Total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

38         Legg Mason Partners Funds

For a Class I share of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)(2)	2006		2005		2004		2003	2002
Net asset value, beginning of year	$6.90		$6.69		$6.52		$6.33	$6.74

Income (loss) from operations:
Net investment income	0.39		0.40		0.40		0.39	0.43
Net realized and unrealized gain (loss)	(0.23)		0.19		0.13		0.21	(0.38)

Total income from operations	0.16		0.59		0.53		0.60	0.05

Less distributions from:
Net investment income	(0.41)		(0.38)		(0.36)		(0.39)	(0.39)
Return on capital	—		—		—		(0.02)	(0.07)

Total distributions	(0.41)		(0.38)		(0.36)		(0.41)	(0.46)

Net asset value, end of year	$6.65		$6.90		$6.69		$6.52	$6.33

Total return(3)	2.38%		9.01	%(4)	8.28%		9.71%	0.80%

Net assets, end of year (thousands)	$17,820		$130,152		$133,440		$127,327	$130,326

Ratios to average net assets:
Gross expenses	0.67%		0.68%		0.68%		0.67%	0.68%
Net expenses	0.67	(5)	0.65	(5)	0.68		0.67	0.68
Net investment income	5.69		5.90		6.02		5.99	6.50

Portfolio turnover rate	202	%(6)	61	%(6)	48	%(6)	311%	211%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would return would not have changed.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 513%, 368% and 357% for the years ended July 31, 2006, 2005 and 2004, respectively.

Legg Mason Partners Diversified Strategic Income Fund         39

Supplement dated November 30, 2006

to the Prospectus of Legg Mason Partners Diversified Strategic Income Fund

dated November 30, 2006

The following information supersedes the information in “Investments, risks and performance—Fee table” and “Investments, risks and performance—Example” in the fund’s Prospectus during the period from November 30, 2006 through March 1, 2007. The fund is expected to acquire the assets of Salomon Brothers Strategic Bond Fund as of March 2, 2007.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees(4)	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None

Other expenses(5)	0.10%	0.17%	0.15%	0.03%

Total annual fund operating expenses	1.00%	1.57%	1.50%	0.68%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	The management fee is calculated based on the fund’s average daily net assets as follows: 0.650% on assets up to and including $1 billion; 0.625% on assets over $1 billion and up to and including $2 billion; 0.600% on assets over $2 billion and up to and including $5 billion; 0.575% on assets over $5 billion and up to and including $10 billion; and 0.550% on assets over $10 billion.

(5)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$523	$731	$955	$1,600

Class B (redemption at end of period)	$610	$796	$956	$1,716	(1)

Class B (no redemption)	$160	$496	$856	$1,716	(1)

Class C (redemption at end of period)	$253	$474	$818	$1,790

Class C (no redemption)	$153	$474	$818	$1,790

Class I(2) (with or without redemption)	$69	$217	$378	$846

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(Investment Company Act

file no. 811-04254)

FD1209 11/06

Legg Mason Partners

Diversified Strategic Income Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The (“SAI”) provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 (or for clients of a PFS Registered Representative, by calling Primerica Shareholder Services at 800-544-5445) or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved the fund’s shares as an investment or determined whether this prospectus is complete. Any statement to the contrary is a crime.

Legg Mason Partners Dividend and Income Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Dividend and Income Fund

Prior to April 7, 2006, the fund was named Smith Barney Dividend and Income Fund.

Investments, risks and performance

Investment objective

The fund seeks current income and long-term capital appreciation.

Principal investment strategies

Key investments

The fund invests in both equity and debt securities. The fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed-income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. These percentages, however, may vary based on the portfolio managers’ outlook.

Under normal market conditions, at least 80% of the equity portion of the portfolio will be invested in dividend-paying stocks. As a result, the fund expects that a portion of its regular dividends may be eligible to be taxed at the rates applicable to long-term capital gains for individual U.S. shareholders. The fund may invest in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Fixed-income securities will include securities issued by the U.S. government (or its agencies and instrumentalities), corporate securities and mortgage-backed and asset-backed securities. Although there are no restrictions on the maturity of the fund’s individual fixed-income securities, the fund normally expects to maintain an average portfolio maturity for the fixed-income portion of its portfolio of between 5 and 15 years. The fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by a nationally recognized statistical rating organization or, if unrated, are determined by the subadviser to be of similar credit quality.

Selection process

Equity investments

The portfolio managers’ investment strategy for equity investments consists of individual company selection. The portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of dividend-paying, blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund’s portfolio, the portfolio managers look for:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets
■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the portfolio managers consider the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects

2         Legg Mason Partners Funds

■	Technological innovation
■	General market and economic factors

Generally, companies in the equity portion of the fund’s portfolio fall into one or both of the following categories:

■	Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for a catalyst that will unlock these values. The portfolio managers also look for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring)
■	Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products

Fixed-Income Investments

The fund invests in a broad range of fixed-income securities. In selecting individual fixed-income securities for the fund’s portfolio, the portfolio managers primarily focus on the relative yields of securities and at various maturities. The portfolio managers look for:

■	Favorable sector and maturity weightings based on its interest rate outlook
■	Stable or improving credit quality
■	Low price relative to credit and interest rate characteristics

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	The stock market declines, thereby reducing the value of the equity portion of the fund
■	Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress the prices of their securities
■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fixed-income portion of the fund
■	The issuer of a fixed-income security owned by the fund defaults on its obligation to pay principal and/or interest, or has its credit rating downgraded
■	Interest rates decline, and the issuers of fixed-income securities held by the fund pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
■	Interest rates rise above the coupon rate on one or more fixed-income securities held by the fund, and the issuers of these securities extend the effective maturity date, causing increased price sensitivity. This is known as extension risk
■	The portfolio managers’ judgment about interest rates or the attractiveness, value or potential of a particular security proves incorrect

Below investment grade bonds, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Legg Mason Partners Dividend and Income Fund         3

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to invest in a portfolio that includes both equity and fixed-income securities
■	Are willing to accept the risks of both the stock market and the bond markets

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class I (formerly Class Y) shares is not provided as no shares were outstanding as of December 31, 2005. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 14.37% in 4th quarter 1998; Lowest: (10.44)% in 3rd quarter 2001.

Year to date: 7.96% through 9/30/06.

4         Legg Mason Partners Funds

Average Annual Total Returns (for periods ended December 31, 2005)(1)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B					3/28/88

Return before taxes	(2.46)%	(0.11)%	4.22%	7.21%

Return after taxes on distributions(2)	(3.30)%	(1.01)%	2.27%	N/A

Return after taxes on distributions and sale of fund shares(2)	(1.61)%	(0.65)%	2.55%	N/A

Other Classes (Return before taxes only)

Class A(3)(4)	(2.87)%	(0.63)%	4.11%	5.69%	11/6/92

Class C	1.24%	(0.18)%	N/A	1.82%	6/15/98

Standard & Poor’s 500 Index(5)(7)	4.91%	0.54%	9.07%	N/A	N/A

Lehman Brothers U.S. Aggregate Index(6)(7)	2.43%	5.87%	6.16%	N/A	N/A

(1)	Prior to September 29, 2003, the fund’s name was Smith Barney Balanced Fund. While the fund has the same investment objectives and the same policy of allocating its assets between equity and fixed-income securities, prior to September 29, 2003 it did not have the current policy of investing at least 80% of the equity portion of the fund in dividend-paying stocks. Prior to June 1998, the fund’s name was Smith Barney Utilities Fund and the fund had different investment goals, policies and portfolio managers.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.
(3)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.
(4)	On April 21, 2006, all Class O shares converted to Class A shares.
(5)	The Standard & Poor’s 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets and includes reinvestment of dividends.
(6)	The Lehman Brothers U.S. Aggregate Index is a benchmark index made up of the Lehman Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.
(7)	It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Dividend and Income Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	0.75%	1.00%	None

Other expenses(4)	0.10%	0.14%	0.09%	0.10%

Total annual fund operating expenses(5)	1.00%	1.54%	1.74%	0.75%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B and C shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006. The amounts set forth in “Other expenses” for Class I shares have been estimated based on expected changes in class asset levels and on “Other expenses” of other classes of the fund.
(5)	Because of voluntarily waivers and/or reimbursements, actual total operating expenses for Class A, B and C shares are expected to be 0.83%, 1.38% and 1.57%, respectively. These voluntary waivers and reimbursements do not cover extraordinary expenses and may be reduced or terminated at any time.

6         Legg Mason Partners Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$671	$875	$1,095	$1,730

Class B (redemption at end of period)	$657	$787	$939	$1,689	(1)

Class B (no redemption)	$157	$487	$839	$1,689	(1)

Class C (redemption at end of period)	$277	$549	$945	$2,053

Class C (no redemption)	$177	$549	$945	$2,053

Class I(2) (with or without redemption)	$77	$240	$417	$930

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Dividend and Income Fund         7

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Forward roll transactions

The fund may engage in forward roll transactions, in which the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

8         Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors LLC (“ClearBridge”) and Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.

ClearBridge, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $385 billion.

LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom have been responsible for the day-to-day management and oversight of the fixed-income portion of the fund’s portfolio since February 10, 2006. These portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh, Eichstaedt, and Moody are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Mr. Lindbloom joined Western Asset as a portfolio manager in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

Harry D. Cohen and Scott Glasser have been responsible for the day-to-day management and oversight of the equity portion of the fund’s portfolio since September of 2003. Mr. Cohen is Chief Investment Officer of ClearBridge. Mr. Cohen has been with ClearBridge or its predecessor companies since 1969. Mr. Glasser is an investment officer of ClearBridge, and has been associated with the manager or its predecessor companies since 1993.

Legg Mason Partners Dividend and Income Fund         9

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadvisers and other fund service providers.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee, after waivers and reimbursements, of 0.48% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to 0.30% and 0.20%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee, after waivers and reimbursements, equal to 0.47% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

The fund’s Board and the fund’s shareholders have approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

As more fully described in the proxy materials sent to fund shareholders, under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in this Prospectus.

You should review a copy of the Acquiring Fund’s prospectus for a description of that fund’s investment objective and principal investment strategies. The prospectus is available at http://www.leggmason.com/InvestorServices.

10         Legg Mason Partners Funds

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Legg Mason Partners Dividend and Income Fund         11

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Legg Mason Partners Dividend and Income Fund         13

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

14         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	1.00% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Legg Mason Partners Dividend and Income Fund         15

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

16         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by:
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

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Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/ InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

18         Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Legg Mason Partners Dividend and Income Fund         19

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website,

http://www.leggmason.com/InvestorServices, and click on the name of the fund.

20         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-shares plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets

Legg Mason Partners Dividend and Income Fund         21

represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class A – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s recordkeeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after that date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class I shares

On November 20 , 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

22         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund and the share class you wish
to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Dividend and Income Fund         23

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

24         Legg Mason Partners Funds

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners Dividend and Income Fund         25

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

26         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Dividend and Income Fund         27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to

28         Legg Mason Partners Funds

bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Dividend and Income Fund         29

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends, if any, quarterly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as

Legg Mason Partners Dividend and Income Fund         31

may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

32         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Dividend and Income Fund         33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares. On April 21, 2006, all Class O shares converted to Class A shares. As of November 20, 2006, Class Y shares were renamed Class I shares. No information is presented for Class I shares because no Class I shares were outstanding during the periods shown.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$12.58	$11.90		$10.97	$10.18	$12.74

Income (loss) from operations:
Net investment income	0.37	0.33		0.27	0.28	0.35
Net realized and unrealized gain (loss)	0.30	0.70		0.96	0.80	(2.53)

Total income (loss) from operations	0.67	1.03		1.23	1.08	(2.18)

Less distributions from:
Net investment income	(0.39)	(0.35)		(0.30)	(0.29)	(0.38)
Net realized gains	—	—		—	—	—

Total distributions	(0.39)	(0.35)		(0.30)	(0.29)	(0.38)

Net asset value, end of year	$12.86	$12.58		$11.90	$10.97	$10.18

Total return(2)	5.39%	8.74	%(3)	11.28%	10.85%	(17.40)%

Net assets, end of year (millions)	$450	$507		$522	$502	$519

Ratios to average net assets:
Gross expenses	1.04%	1.08%		1.05%	1.05%	1.11%
Net expenses	0.87 (4)	0.86	(4)	0.93 (4)	1.05	1.11
Net investment income	2.90	2.70		2.30	2.72	3.01

Portfolio turnover rate(5)	71%	35%		74%	50%	40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions.

34         Legg Mason Partners Funds

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$12.54	$11.86		$10.92	$10.13	$12.68

Income (loss) from operations:
Net investment income	0.30	0.27		0.22	0.23	0.28
Net realized and unrealized gain (loss)	0.30	0.70		0.96	0.79	(2.51)

Total income (loss) from operations	0.60	0.97		1.18	1.02	(2.23)

Less distributions from:
Net investment income	(0.32)	(0.29)		(0.24)	(0.23)	(0.32)
Net realized gains	—	—		—	—	—

Total distributions	(0.32)	(0.29)		(0.24)	(0.23)	(0.32)

Net asset value, end of year	$12.82	$12.54		$11.86	$10.92	$10.13

Total return(2)	4.86%	8.23	%(3)	10.88%	10.26%	(17.82)%

Net assets, end of year (millions)	$44	$60		$56	$46	$61

Ratios to average net assets:
Gross expenses	1.57%	1.58%		1.46%	1.48%	1.67%
Net expenses	1.41 (4)	1.36	(4)	1.33 (4)	1.48	1.67
Net investment income	2.37	2.20		1.91	2.31	2.47

Portfolio turnover rate(5)	71%	35%		74%	50%	40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions.

Legg Mason Partners Dividend and Income Fund         35

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$12.55	$11.87		$10.95	$10.15	$12.70

Income (loss) from operations:
Net investment income	0.27	0.24		0.19	0.20	0.27
Net realized and unrealized gain (loss)	0.31	0.70		0.95	0.81	(2.53)

Total income (loss) from operations	0.58	0.94		1.14	1.01	(2.26)

Less distributions from:
Net investment income	(0.30)	(0.26)		(0.22)	(0.21)	(0.29)
Net realized gains	—	—		—	—	—

Total distributions	(0.30)	(0.26)		(0.22)	(0.21)	(0.29)

Net asset value, end of year	$12.83	$12.55		$11.87	$10.95	$10.15

Total return(2)	4.65%	7.99	%(3)	10.43%	10.10%	(18.02)%

Net assets, end of year (millions)	$47	$57		$50	$18	$17

Ratios to average net assets:
Gross expenses	1.77%	1.80%		1.80%	1.80%	1.81%
Net expenses	1.61 (4)	1.58	(4)	1.66 (4)	1.80	1.81
Net investment income	2.17	1.97		1.60	1.97	2.31

Portfolio turnover rate(5)	71%	35%		74%	50%	40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions.

36         Legg Mason Partners Funds

(Investment Company Act

file no. 811-04254) FD0229 11/06

Legg Mason Partners Dividend and Income Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance, during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Exchange Reserve Fund

Class B and C Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Exchange Reserve Fund

Prior to April 7, 2006, the fund was named Smith Barney Exchange Reserve Fund.

Investments, risks and performance

Investment objective

The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the Federal Deposit Insurance Corporation (FDIC) or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, time deposits, bankers’ acceptances, asset-backed securities, repurchase agreements and other short-term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.

Minimum credit quality

The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized statistical rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

Maximum maturity

The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process

In selecting investments for the fund, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers offering minimal credit risk
■	Maturities consistent with the portfolio managers’ outlook for interest rates

All investments involve some degree of risk. However, the fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board based on special rules for money market funds adopted under federal law.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

2         Legg Mason Partners Funds

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds, if:

■	Interest rates rise sharply
■	An issuer or guarantor of the fund’s securities defaults, or has its credit rating downgraded
■	The portfolio managers’ judgment about the value or credit quality of a particular security proves to be incorrect

The fund invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the fund’s foreign bank securities may go down because of unfavorable government actions or political instability. Compared to U.S. banks, there may be less publicly available information about foreign banks. In addition, foreign banks are not subject to the uniform accounting, auditing and financial reporting standards of U.S. banks. A decline in a foreign currency relative to the U.S. dollar may indirectly increase credit risk and default risk attributable to foreign bank obligations in which the fund invests.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking current income
■	Are looking for an investment with lower risk than most other types of funds
■	Are looking to allocate a portion of your assets to money market securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of the 90-day Treasury Bill. The bar chart and the information below show the performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class B and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

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Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.35% in 4th quarter 2000; Lowest: 0.02% in 2nd quarter 2004.

Year to date: 2.96% through 9/30/06.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B	(2.90)%	1.01%	2.84%	3.91%	7/8/86

Class C	0.86%	1.15%	2.81%	3.01%	11/7/94

90-day Treasury Bill	3.07%	2.11%	3.63%	N/A	N/A

	Class B	Class C
7-day yield as of December 31, 2005:	4.26%	4.09%

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class B		Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	(1)	None	(1)

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(2)	1.00	%(2)(3)

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)(1)(2)	Class B	Class C
Management fees(4)	0.45%	0.45%

Distribution and service (12b-1) fees	0.50%	0.50%

Other expenses(5)	0.17%	0.35%

Total annual fund operating expenses(4)(5)	1.12%	1.30%

(1)	Shares of the fund may be acquired by the general public only through the exchange of Class B or C shares of other Legg Mason Partners Funds. Exchanges are made at net asset value without a front-end sales charge. Shares of the fund may, however, be acquired directly through certain retirement programs.
(2)	Class B or C shares of the fund acquired though exchanges with shares of other Legg Mason Partners Mutual Funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares, and 1.00% or less for Class C shares.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	Effective December 1, 2005, the management fee is calculated based on the fund’s average daily net assets as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.400% on assets over $2 billion and up to an including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.350% on assets over $10 billion.
(5)	The amounts set forth in “Other expenses” for Class B and C Shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class B (redemption at end of period)	$564	$656	$717	$1,363	(1)

Class B (no redemption)	$114	$356	$617	$1,363	(1)

Class C (redemption at end of period)	$232	$411	$712	$1,568

Class C (no redemption)	$132	$411	$712	$1,568

(1)	Assumes conversion to Class A shares of Smith Barney Money Funds — Cash Portfolio approximately eight years after purchase.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee of 0.45% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to 0.30% and 0.20%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.45% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Legg Mason Partners Exchange Reserve Fund         7

The fund’s Board and the fund’s shareholders have approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the Smith Barney Money Funds — Cash Portfolio (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

As more fully described in the proxy materials sent to fund shareholders, under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in this Prospectus.

You should review a copy of the Acquiring Fund’s prospectus for a description of that fund’s investment objective and principal investment strategies. The prospectus is available at http://www.leggmason.com/InvestorServices.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder

8         Legg Mason Partners Funds

(the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Exchange Reserve Fund         9

Choosing a class of shares to buy

You can buy shares of the fund only by exchanging Class B or Class C shares of other Legg Mason Partners Funds (in limited circumstances, retirement plan investors may be able to buy shares of the fund directly through their retirement plan). You should consult your Service Agent (defined below) for more information.

Class B and Class C shares have different sales charges and expenses. Class C shares have a lower contingent deferred sales charge and a shorter contingent deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares of the Smith Barney Money Funds — Cash Portfolio (“Cash Portfolio”), and Class C shares do not, Class B shares may be more attractive to long-term investors.

There are other variables in share class expenses. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent or consult the SAI for further information.

10         Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the nature of your investment. Whether you are exchanging into the fund or buying shares directly through a qualified or non-qualified retirement plan, you must satisfy these minimums.

Investment Minimum Initial/Additional Investments

	Class B	Class C
General	$500/$50	$500/$50

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50

SIMPLE IRAs	$1/$1	$1/$1

Systematic Investment Plans	$25/$25	$25/$25

Retirement Plans with omnibus accounts held on the books of the fund(1)	None(2)/None(2)	None(3)/None(3)

Other Retirement Plans(1)	$50/$50	$50/$50

Institutional Investors(4)	$500/$50	$500/$50

(1)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(2)	As of November 20, 2006, Class B shares are no longer offered through Service Agents to retirement plans with omnibus accounts held on the books of the fund. However, retirement plans that hold Class B shares prior to that date will continue to be permitted to make additional investments in that class.
(3)	Minimums may be imposed by a financial intermediary.
(4)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The contingent deferred sales charges that apply to the redemption of Class B and Class C shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Exchange Reserve Fund         11

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. You Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class B	Class C
Key features

■  Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

■  No initial sales charge

■  Contingent deferred sales charge declines over time

■  Converts to Class A shares of Cash Portfolio after approximately 8 years

■  Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

■  No initial sales charge

■  Contingent deferred sales charge for only 1 year

■  Does not convert to Class A shares of Cash Portfolio

Initial sales charge	None	None
Contingent deferred sales charge	Up to 4.50%(1) charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00%(1) if you redeem within 1 year of purchase; waived for certain other investors
Annual distribution and service fees	0.50% of average daily net assets	0.50% of average daily net assets
Exchange Privilege(2)	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds
(1)	Class B or C shares of the fund acquired through exchanges with shares of other Legg Mason Partners Funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares, and 1.00% or less for Class C shares.
(2)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

12         Legg Mason Partners Funds

Sales charge

Class B shares

Class B shares may be purchased directly only by certain qualified and non-qualified retirement plans. You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.10% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares of Cash Portfolio. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares of Cash Portfolio as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares of Cash Portfolio

Class C shares

Class C shares may be purchased directly only by certain retirement plans. You buy Class C shares of the fund without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

You may buy Class C shares of other Legg Mason Partners Funds (from which you may exchange into the fund) at net asset value.

Service Agents also receive an annual fee of up to 0.10% of the average daily net assets represented by the Class C shares serviced by them.

Legg Mason Partners Exchange Reserve Fund         13

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

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Buying shares

Available only by exchanging shares

Generally, you may buy shares of the fund only by exchanging Class B or Class C shares of another Legg Mason Partners Fund, except that Class B and Class C shares may be purchased directly by certain retirement plans.

You should contact your Service Agent to exchange into the fund from other Legg Mason Partners Funds.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■ All other investors should write to the fund at the following address

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholders Services at the number below

■ Specify the name of the fund and the share class you wish to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Exchange Reserve Fund         15

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction unless you are investing through a tax-qualified savings plan or account.

■ You may exchange shares only for shares of the same class of another Legg Mason Partners Fund made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class B and C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address in the following section.

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Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners Exchange Reserve Fund         17

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following addresses:

For clients of a PFS Registered Representative, write to the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

18         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Exchange Reserve Fund         19

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

20         Legg Mason Partners Funds

your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund by the portfolio managers, which could detract from the fund’s performance.

The Boards of the various Legg Mason Partners non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund. If you plan to exchange your money market shares for shares of another Legg Mason Partners Fund, please read the prospectus of that other Legg Mason Partners Fund.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Exchange Reserve Fund         21

Dividends, distributions and taxes

Dividends and distributions

The fund generally declares a dividend of substantially all of its net investment income on each day the NYSE is open. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to the extent of any contingent deferred sales charge

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it will normally not earn or distribute any long-term capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the fund

22         Legg Mason Partners Funds

of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Exchange Reserve Fund         23

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund systematically amortizes over the remaining life of a security the difference between the principal amount due at maturity and the original cost of the security to the fund.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

24         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income	0.034		0.012		0.001		0.003		0.010
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Less Distributions From:
Net investment income	(0.034)		(0.012)		(0.001)		(0.003)		(0.010)
Net realized gain	—		—		(0.000	)(2)	—		(0.000	)(2)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(3)	3.40%		1.26%		0.10%		0.30%		1.04%

Net Assets, End of Year (millions)	$48		$61		$91		$128		$164

Ratios to Average Net Assets:
Gross expenses	1.14%		1.20%		1.21%		1.17%		1.19%
Net expenses	1.13	(4)	1.17	(4)	0.99	(4)	1.12	(4)	1.19
Net investment income	3.28		1.19		0.10		0.31		1.03

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Exchange Reserve Fund         25

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income	0.032		0.011		0.001		0.003		0.010
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Less Distributions From:
Net investment income	(0.032)		(0.011)		(0.001)		(0.003)		(0.010)
Net realized gain	—		—		(0.000	)(2)	—		(0.000	)(2)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(3)	3.21%		1.11%		0.11%		0.29%		1.02%

Net Assets, End of Year (millions)	$151		$127		$114		$91		$78

Ratios to Average Net Assets:
Gross expenses	1.32%		1.35%		1.22%		1.20%		1.22%
Net expenses	1.31	(4)	1.33	(4)	0.99	(4)	1.13	(4)	1.22
Net investment income	3.19		1.12		0.11		0.28		0.98

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

26         Legg Mason Partners Funds

(Investment Company Act

file no. 811-04254)

FD1208 11/06

Legg Mason Partners Exchange Reserve Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/ InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 (or for clients of a PFS Registered Representative by calling Primerica Shareholder Services at 800-544-5445), or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved the fund’s shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners High Income Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners High Income Fund

Prior to April 7, 2006, the fund was named Smith Barney High Income Fund.

Investments, risks and performance

Investment objective

The fund seeks high current income.

Principal investment strategies

Key investments

Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the subadviser to be of similar credit quality. The fund will not invest more than 10% of its assets in securities rated lower than B by both Moody’s Investors Service, Inc. and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc.

The fund may invest in fixed-income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in developing countries. The fund’s investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity of between 5 and 10 years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

Selection process

The portfolio managers attempt to minimize the risk of any individual security by diversifying the fund’s investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed-income securities, the portfolio managers consider and compare the relative yields of various types of obligations and employ a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The portfolio managers look for:

■	Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market
■	“Fallen angels” or companies that are repositioning in the marketplace which the portfolio managers believe are temporarily undervalued
■	Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

The portfolio managers also employ an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings or other internal or external factors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or has its credit rating downgraded. This risk is greater for high income bonds than for bonds of higher credit quality

2         Legg Mason Partners Funds

■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio
■	Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or political, economic or market instability in a foreign country or region
■	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
■	The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

Below investment grade fixed-income securities, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

Some foreign countries in which the fund invests have less liquid and more volatile markets than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking high current income
■	Are willing to accept the credit and interest rate risks of a fund that invests in high yield securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I (formerly Class Y) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares, reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners High Income Fund         3

Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 9.63% in 2nd quarter 2003; Lowest: (7.20)% in 3rd quarter 2001.

Year to date: 5.78% through 9/30/06.

Average Annual Total Returns For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B					9/2/86

Return before taxes	(2.23)%	5.07%	4.16%	6.36%

Return after taxes on distributions(1)	(4.63)%	1.58%	0.61%	N/A

Return after taxes on distributions and sale of fund shares(1)	(1.48)%	2.13%	1.31%	N/A

Other Classes (Return before taxes only)

Class A(2)	(1.71)%	4.80%	4.22%	5.79%	11/6/92

Class C	1.05%	5.24%	4.23%	5.14%	8/24/94

Class I(3)	2.93%	6.09%	N/A	4.81%	2/5/96

Citigroup High Yield Market 7-10 Year Index(4)	2.30%	7.12%	5.71%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.
(2)	On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	The Citigroup High Yield Market 7-10 Year Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least 7 years, but less than 10 years. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None

Other expenses(4)	0.07%	0.08%	0.09%	0.03%

Total annual fund operating expenses	0.92%	1.43%	1.39%	0.63%

Less contractual fee waiver and/or expense reimbursement(5)	N/A	N/A	(0.01)%	N/A

Net total annual fund operating expenses	0.92%	1.43%	1.38%	1.13%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.
(5)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.38% for Class C shares.

Legg Mason Partners High Income Fund         5

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$515	$706	$912	$1,508

Class B (redemption at end of period)	$596	$753	$882	$1,714	(1)

Class B (no redemption)	$146	$453	$782	$1,714	(1)

Class C (redemption at end of period)	$240	$439	$759	$1,667

Class C (no redemption)	$140	$439	$759	$1,667

Class I(2) (with or without redemption)	$64	$201	$350	$786

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates or securities markets
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Equity securities

Although not a principal strategy of the fund, the fund may from time to time invest in common stock or other equity securities. In selecting equity securities for the fund’s portfolio, the portfolio managers consider both quantitative and qualitative factors, including potential for growth and dividend yield.

Investments in corporate loans

The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in, and assignments of, portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinated. Investments in uncollateralized and/or subordinated loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or that are secured with collateral. The fund’s policy limiting its illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

Convertible securities

The fund may invest in fixed-income securities that are convertible into shares of common stock of their issuer. These securities share investment characteristics of both fixed-income

Legg Mason Partners High Income Fund         7

and equity securities. The value of a convertible security tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates, compared with fixed-income securities that are not convertible.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

8         Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited” and, together with Western Asset, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $385 billion, and Western Asset Limited’s total assets under management were approximately $85 billion.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Mark Lindbloom who have been responsible for the day-to-day portfolio management and oversight of the fund since February 10, 2006. Each of the portfolio managers is a portfolio manager of Western Asset. The portfolio managers lead a larger team and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Mr. Settel has been employed by Western Asset for the past five years.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

Legg Mason Partners High Income Fund         9

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadvisers and other fund service providers.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee, after waivers and reimbursements, of 0.58% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to 0.50% and 0.10%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.60% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the managers, broker/dealers, financial institutions and other financial intermediaries

10         Legg Mason Partners Funds

through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in

Legg Mason Partners High Income Fund         11

accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Legg Mason Partners High Income Fund         13

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

14         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Legg Mason Partners High Income Fund         15

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners

16         Legg Mason Partners Funds

Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Funds shares that are purchased during the 13-month period by:
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified

Legg Mason Partners High Income Fund         17

■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

18         Legg Mason Partners Funds

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 0.75% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Legg Mason Partners High Income Fund         19

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

20         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-shares plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets

Legg Mason Partners High Income Fund         21

represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class A – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s recordkeeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after that date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class I shares

On November 20 , 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

22         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund and the share class you wish to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners High Income Fund         23

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

24         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange, Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners High Income Fund         25

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 business days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or electronic transfer (ACH).

26         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners High Income Fund         27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to

28         Legg Mason Partners Funds

bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners High Income Fund         29

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distribution of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. If the fund receives any qualified dividend income, then distributions of such income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as

Legg Mason Partners High Income Fund         31

may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

32         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be

Legg Mason Partners High Income Fund         33

no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

34         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares. As of November 20, 2006, Class Y shares were renamed Class I shares.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$6.94	$6.79		$6.62	$5.97	$7.52

Income (loss) from operations:
Net investment income	0.53	0.52		0.55	0.62	0.72
Net realized and unrealized gain (loss)	(0.30)	0.16		0.23	0.69	(1.50)

Total income (loss) from operations	0.23	0.68		0.78	1.31	(0.78)

Less distributions from:
Net investment income	(0.53)	(0.53)		(0.59)	(0.61)	(0.69)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total distributions	(0.53)	(0.53)		(0.61)	(0.66)	(0.77)

Net asset value, end of year	$6.64	$6.94		$6.79	$6.62	$5.97

Total return(2)	3.38%	10.26	%(3)	12.16%	23.23%	(11.21)%

Net assets, end of year (millions)	$347	$397		$438	$421	$319

Ratios to average net assets:
Gross expenses	0.94%	0.98%		1.03%	1.07%	1.08%
Net expenses	0.92 (4)	0.96	(4)	1.03	1.07	1.08
Net investment income	7.77	7.47		7.97	9.76	10.31

Portfolio turnover rate	55%	18%		44%	53%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners High Income Fund         35

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$6.97	$6.82		$6.64	$5.99	$7.53

Income (loss) from operations:
Net investment income	0.49	0.48		0.51	0.59	0.68
Net realized and unrealized gain (loss)	(0.30)	0.16		0.25	0.68	(1.49)

Total income (loss) from operations	0.19	0.64		0.76	1.27	(0.81)

Less distributions from:
Net investment income	(0.49)	(0.49)		(0.56)	(0.57)	(0.65)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total distributions	(0.49)	(0.49)		(0.58)	(0.62)	(0.73)

Net asset value, end of year	$6.67	$6.97		$6.82	$6.64	$5.99

Total return(2)	2.87%	9.65	%(3)	11.72%	22.45%	(11.53)%

Net assets, end of year (millions)	$180	$273		$353	$392	$330

Ratios to average net assets:
Gross expenses	1.46%	1.49%		1.55%	1.57%	1.57%
Net expenses	1.44 (4)	1.47	(4)	1.55	1.57	1.57
Net investment income	7.22	6.95		7.46	9.31	9.82

Portfolio turnover rate	55%	18%		44%	53%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements the total return would have been lower.
(3)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

36         Legg Mason Partners Funds

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)(2)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$6.98	$6.82		$6.65	$ 6.00	$7.54

Income (loss) from operations:
Net investment income	0.50	0.49		0.52	0.59	0.69
Net realized and unrealized gain (loss)	(0.31)	0.17		0.24	0.69	(1.49)

Total income (loss) from operations	0.19	0.66		0.76	1.28	(0.80)

Less distributions from:
Net investment income	(0.50)	(0.50)		(0.57)	(0.58)	(0.66)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total distributions	(0.50)	(0.50)		(0.59)	(0.63)	(0.74)

Net asset value, end of year	$6.67	$6.98		$6.82	$6.65	$6.00

Total return(3)	2.78%	9.90	%(4)	11.64%	22.55%	(11.43)%

Net assets, end of year (millions)	$142	$191		$230	$217	$146

Ratios to average net assets:
Gross expenses	1.39%	1.42%		1.48%	1.50%	1.51%
Net expenses	1.37 (5)	1.40	(5)	1.48	1.50	1.51
Net investment income	7.30	7.02		7.53	9.31	9.88

Portfolio turnover rate	55%	18%		44%	53%	83%

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements the total return would have been lower.
(4)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners High Income Fund         37

For a Class I share of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)(2)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$6.98	$6.82		$6.65	$6.00	$7.55

Income (loss) from operations:
Net investment income	0.53	0.54		0.56	0.65	0.74
Net realized and unrealized gain (loss)	(0.28)	0.17		0.25	0.68	(1.50)

Total income (loss) from operations	0.25	0.71		0.81	1.33	(0.76)

Less distributions from:
Net investment income	(0.55)	(0.55)		(0.62)	(0.63)	(0.71)
Return of capital	—	—		(0.02)	(0.05)	(0.08)

Total distributions	(0.55)	(0.55)		(0.64)	(0.68)	(0.79)

Net asset value, end of year	$6.68	$6.98		$6.82	$6.65	$6.00

Total return(3)	3.67%	10.72	%(4)	12.46%	23.58%	(10.84)%

Net assets, end of year (millions)	$7	$148		$178	$159	$126

Ratios to average net assets:
Gross expenses	0.62%	0.62%		0.71%	0.73%	0.74%
Net expenses	0.62 (5)	0.60	(5)	0.71	0.73	0.74
Net investment income	7.66	7.81		8.30	10.14	10.66

Portfolio turnover rate	55%	18%		44%	53%	83%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements the total return would have been lower.
(4)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	Reflects fee waivers and/or expense reimbursements.

38         Legg Mason Partners Funds

Supplement dated November 30, 2006

to the Prospectus of Legg Mason Partners High Income Fund

dated November 30, 2006

The following information supersedes the information in “Investments, risks and performance — Fee table” and “Investments, risks and performance — Example” in the fund’s Prospectus during the period from November 30, 2006 through March 15, 2007. The fund is expected to acquire the assets of Legg Mason Partners High Yield Portfolio as of March 16, 2007.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None

Other expenses(4)	0.07%	0.08%	0.05%	0.02%

Total annual fund operating expenses	0.92%	1.43%	1.35%	0.62%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$515	$706	$912	$1,508

Class B (redemption at end of period)	$596	$753	$882	$1,714	(1)

Class B (no redemption)	$146	$453	$782	$1,714	(1)

Class C (redemption at end of period)	$239	$434	$750	$1,647

Class C (no redemption)	$139	$434	$750	$1,647

Class I(2) (with or without redemption)	$63	$198	$345	$774

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(Investment Company Act

file no. 811-04254)

FD0220 11/06

Legg Mason Partners

High Income Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Municipal High

Income Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Municipal High Income Fund

Prior to April 7, 2006, the fund was named Smith Barney Municipal High Income Fund.

Investments, risks and performance

Investment objective

The fund seeks to maximize current income exempt from regular federal income tax.

Principal investment strategies

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or if unrated, of comparable quality. This policy may not be changed without a shareholder vote. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax (but may be subject to federal alternative minimum tax). Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase of from 3 to more than 30 years. Investment grade bonds are those rated in any of the 4 highest long-term rating categories, or if unrated, determined by the subadviser to be of comparable quality. The fund may invest up to 50% of its assets in obligations rated below investment grade or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the subadviser to be of similar credit quality.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	Measure the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or has its credit rating downgraded. This risk is higher for below investment grade bonds, as described below
■	Municipal securities fall out of favor with investors
■	Interest rates rise above the coupon rate on one or more bonds held by the fund, extending the effective maturity date and causing increased price sensitivity. This is known as extension risk
■	Issuers of bonds held by the fund exercise call options, forcing the fund to reinvest the proceeds in lower yielding securities. This is known as prepayment or call risk
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Below investment grade fixed-income securities, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to federal taxation. The fund may realize gains subject to regular federal income taxation on the sale of its securities or on transactions in derivatives. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and gains will generally be subject to state and local personal income taxes and state and local corporate income and franchise taxes.

The fund purchases municipal securities, the interest on which, in the opinion of fund counsel, is exempt from federal income tax. Neither the portfolio managers nor the fund guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with fund counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are a taxpayer in a high federal income tax bracket seeking income exempt from regular federal income taxation
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

Legg Mason Partners Municipal High Income Fund         3

■	Are willing to accept the risks of a fund that invests in below investment grade municipal securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class I (formerly Class Y) shares is not provided as no shares of this class were outstanding as of December 31, 2005. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 3.08% in 2nd quarter 1997; Lowest: (3.06)% in 4th quarter 1999.

Year to date: 7.43% through 9/30/06.

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Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B					9/16/85

Return before taxes	2.27%	4.14%	3.90%	6.32%

Return after taxes on distributions(1)	2.27%	4.14%	3.80%	N/A

Return after taxes on distributions and sale of fund shares(1)	3.34%	4.38%	4.06%	N/A

Other Classes (Return before taxes only)

Class A(2)	2.77%	3.93%	3.99%	4.84%	11/6/92

Class C	5.80%	4.27%	3.85%	5.17%	11/17/94

Lehman Brothers Municipal Bond Index(3)	3.51%	5.59%	5.71%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.
(2)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.
(3)	The Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least 1 year. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Municipal High Income Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00%	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees(3)	0.55%	0.55%	0.55%	0.55%

Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None

Other expenses(4)	0.17%	0.18%	0.18%	0.17%

Total annual fund operating expenses	0.87%	1.38%	1.43%	0.72%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	The management fee is calculated based on the fund’s average daily net assets as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.
(4)	The amounts set forth in “Other expenses” for Class A, B and C shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006. The amounts set forth in “Other expenses” for Class I shares have been estimated based on “Other expenses” of other classes of the fund.

6         Legg Mason Partners Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$510	$691	$887	$1,452

Class B (redemption at end of period)	$590	$737	$855	$1,518	(1)

Class B (no redemption)	$140	$437	$755	$1,518	(1)

Class C (redemption at end of period)	$246	$453	$782	$1,714

Class C (no redemption)	$146	$453	$782	$1,714

Class I(2) (with or without redemption)	$74	$231	$401	$895

(1)	Assumes conversion to Class A shares approximately 8 years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Municipal High Income Fund         7

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Municipal securities

Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate payable on these bonds normally is lower than that payable on bonds whose interest is subject to federal income taxation. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. Municipal leases are participations in debt obligations issued by municipalities consisting of leases or installment contracts for property or equipment. The fund may also hold municipal zero coupon securities, which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

Derivative contracts

The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund’s interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from, or may lose money on, futures if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain futures present the same types of default risk as issuers of fixed-income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”).

8         Legg Mason Partners Funds

However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Municipal High Income Fund         9

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $385 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by Joseph P. Deane and David T. Fare who have been responsible for the day-to-day management and oversight of the fund’s portfolio since January 3, 2006. The portfolio managers lead a larger team and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Each of the portfolio managers is employed by Western Asset and was an investment officer of the fund’s former manager, SBFM. Mr. Deane has been with Legg Mason or its predecessor firms since 1972. Mr. Fare has been with Legg Mason or its predecessor firms since 1989.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadviser and other fund service providers.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee, after waivers and reimbursements, of 0.55% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee, after waivers and reimbursements, equal to 0.40% and 0.17%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee, after waivers and reimbursements, equal to 0.55% of the fund’s average daily net assets.

10         Legg Mason Partners Funds

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

Legg Mason Partners Municipal High Income Fund         11

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

12         Legg Mason Partners Funds

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Municipal High Income Fund         13

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors and clients of eligible financial intermediaries” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

14         Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	None/None	n/a	n/a	None/None

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors and clients of eligible financial intermediaries” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) also will receive a distribution/service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

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Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

■	Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Funds shares that are purchased during the 13-month period by:
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

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Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

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Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Institutional investors and clients of eligible financial intermediaries” below for additional information regarding investor eligibility and investment minimums.

20         Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, www.leggmason.com/InvestorServices, and click on the name of the fund.

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Institutional investors and clients of eligible financial intermediaries

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

22         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts and certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholders Services at the number below

■ Specify the name of the fund and the share class you want to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Municipal High Income Fund         23

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

24         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners Municipal High Income Fund         25

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electric transfer (ACH).

26         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Municipal High Income Fund         27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to

28         Legg Mason Partners Funds

bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Municipal High Income Fund         29

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertified form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund intends to distribute tax-exempt income. The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Income exempt from federal tax may be subject to state and local income tax. The fund expects distributions to be primarily from income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any state and local taxes, as summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Exempt interest dividends	Exempt from federal income tax

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as

Legg Mason Partners Municipal High Income Fund         31

may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

32         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Municipal High Income Fund         33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares were renamed Class I shares. No information is presented for Class I shares because no Class I shares were outstanding for the periods shown.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$14.33	$14.33		$14.64	$15.40	$15.82

Income (loss) from operations:
Net investment income	0.81	0.83		0.94	1.01	1.02
Net realized and unrealized gain (loss)	0.50	0.08		(0.28)	(0.80)	(0.45)

Total income from operations	1.31	0.91		0.66	0.21	0.57

Less distributions from:
Net investment income (loss)	(0.76)	(0.91)		(0.97)	(0.97)	(0.99)

Total distributions	(0.76)	(0.91)		(0.97)	(0.97)	(0.99)

Net asset value, end of year	$14.88	$14.33		$14.33	$14.64	$15.40

Total return(2)	9.40%	6.56	%(3)	4.58%	1.45%	3.77%

Net assets, end of year (millions)	$269	$271		$293	$326	$371

Ratios to average net assets:
Gross expenses	0.89%	0.93%		0.84%	0.85%	0.84%
Net expenses	0.88 (4)	0.91	(4)	0.84	0.85	0.84
Net investment income	5.55	5.83		6.41	6.72	6.56

Portfolio turnover rate	13%	42%		21%	27%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

34         Legg Mason Partners Funds

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$14.34	$14.34		$14.65	$15.40	$15.82

Income (loss) from operations:
Net investment income	0.73	0.76		0.86	0.93	0.93
Net realized and unrealized gain (loss)	0.51	0.08		(0.28)	(0.78)	(0.43)

Total income from operations	1.24	0.84		0.58	0.15	0.50

Less distributions from:
Net investment income	(0.69)	(0.84)		(0.89)	(0.90)	(0.92)

Total distributions	(0.69)	(0.84)		(0.89)	(0.90)	(0.92)

Net asset value, end of year	$14.89	$14.34		$14.34	$14.65	$15.40

Total return(2)	8.86%	6.02	%(3)	4.04%	0.99%	3.26%

Net assets, end of year (millions)	$44	$51		$60	$76	$93

Ratios to average net assets:
Gross expenses	1.40%	1.44%		1.35%	1.35%	1.35%
Net expenses	1.39 (4)	1.43	(4)	1.35	1.35	1.35
Net investment income	5.02	5.32		5.91	6.22	6.04

Portfolio turnover rate	13%	42%		21%	27%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Municipal High Income Fund         35

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006	2005		2004	2003	2002
Net asset value, beginning of year	$14.33	$14.32		$14.63	$15.39	$15.80

Income (loss) from operations:
Net investment income	0.73	0.75		0.86	0.92	0.94
Net realized and unrealized gain (loss)	0.49	0.09		(0.28)	(0.79)	(0.45)

Total income from operations	1.22	0.84		0.58	0.13	0.49

Less distributions from:
Net investment income	(0.68)	(0.83)		(0.89)	(0.89)	(0.90)

Total distributions	(0.68)	(0.83)		(0.89)	(0.89)	(0.90)

Net asset value, end of year	$14.87	$14.33		$14.32	$14.63	$15.39

Total return(2)	8.74%	6.03	%(3)	4.00%	0.89%	3.24%

Net assets, end of year (millions)	$25	$26		$24	$25	$27

Ratios to average net assets:
Gross expenses	1.45%	1.49%		1.40%	1.41%	1.38%
Net expenses	1.44 (4)	1.48	(4)	1.40	1.41	1.38
Net investment income	4.98	5.26		5.86	6.16	6.05

Portfolio turnover rate	13%	42%		21%	27%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

36         Legg Mason Partners Funds

(Investment Company Act

file no. 811-04254)

FD0214 11/06

Legg Mason Partners

Municipal High Income Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Core Bond Fund

Class A, B, C, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Core Bond Fund

Prior to November 20, 2006, the fund was named Legg Mason Partners Total Return Bond Fund and prior to April 7, 2006, the fund was named Smith Barney Total Return Bond Fund.

Investments, risks and performance

Investment objective

The fund seeks to maximize total return consisting of capital appreciation and income.

Principal investment strategies

Key investments

Under normal market conditions, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities, which may include the following:

■	Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
■	U.S. dollar denominated debt securities issued or guaranteed by other national governments, their agencies, instrumentalities and political sub-divisions, as well as securities of supranational organizations
■	U.S. dollar denominated corporate debt securities of U.S. and non-U.S. issuers
■	Mortgage-related securities issued by various governmental and nongovernmental entities
■	Asset-backed securities
■	Municipal securities
■	Convertible securities
■	Securitized participations in loans
■	Structured notes
■	Preferred stock

In addition, the fund may invest in warrants.

The fund anticipates that all securities it purchases will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one NRSRO or, if not rated by any NRSRO, determined by the subadviser to be of comparable quality.

The average modified duration of the fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates. Generally, “duration” is a measure of the expected life of a fixed-income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Modified duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities. If the portfolio managers expect interest rates to rise, which would negatively impact the value of the fund’s fixed-income investments, they will be permitted to decrease the duration of the fund. Conversely, if the portfolio managers expect interest rates to fall, they will be permitted to increase the duration of the fund.

U. S. Treasury securities in which the fund may invest include stripped U.S. Treasury securities, or STRIPS, and inflation index linked securities. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. The fund may invest in all types of

2         Legg Mason Partners Funds

dollar-denominated debt securities of non-U.S. governmental issuers. These sovereign debt securities may include:

■	Fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions
■	Fixed-income securities issued by government-owned, controlled or sponsored entities
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness
■	Participations in loans between governments and financial institutions
■	Fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Selection process

The portfolio managers utilize a core bond strategy and actively allocate the fund’s investments among the above securities categories. In allocating investments among categories, the portfolio managers consider economic and market conditions and the relative risks and opportunities of each category. The portfolio managers look for:

■	Categories most favorably positioned in light of the portfolio managers’ interest rate outlook
■	Categories with favorable relative yields of securities and at various maturities
■	Categories with the highest availability of attractive securities

Once the fund’s category allocation has been determined, the portfolio managers select individual securities within each category. The portfolio managers use fundamental and quantitative analysis to select individual securities. They look for:

■	Stable or improving credit quality
■	Low price relative to credit and interest characteristics
■	Potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund’s portfolio
■	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
■	Interest rates increase, resulting in slower than expected principal payments extending the average life of fixed-income securities held by the fund and locking in below market interest rates and reducing the value of these securities. This is known as extension risk
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or has its credit rating downgraded
■	The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or a particular category of fixed-income securities proves to be incorrect

Legg Mason Partners Core Bond Fund         3

Investments in foreign issuers, including those that are U. S. dollar-denominated, may involve additional risks compared to investments in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pro-nounced to the extent the fund invests significantly in one country. These risks may include the following:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable, or the fund may have difficulty determining the fair value of its securities
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession
■	Economic, political and social developments may adversely affect non-U.S. securities markets

Sovereign government and supranational debt involve many of the risks described above of foreign investments as well as the risk of debt moratorium, repudiation or renegotiation, and a fund may be unable to enforce its rights against the issuers. In particular, some securities issued by a foreign government may not be backed by the full faith and credit of that government.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

In a loan participation, the fund assumes the credit risk of both the borrower and the lender, and the fund could lose money in the event of a default. In addition, loan participations may be difficult to value and dispose of.

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.

The fund’s ability to achieve its investment goal of total return, consisting of interest income and capital appreciation, is limited in certain markets because the fund invests primarily in fixed-income and other debt securities.

4         Legg Mason Partners Funds

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking total return through a fund that invests in debt securities
■	Are willing to accept the risks of various categories of debt investments

Performance information

As of November 20, 2006, the name of the fund was changed to “Legg Mason Partners Core Bond Fund” and the investment strategy of the fund was changed to implement an intermediate duration core bond strategy. The performance information shown below reflects the performance of the fund prior to these changes. The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class R shares is not provided as this class is newly offered as of the date of this Prospectus. Performance information for Class I (formerly Class Y) shares is not provided as no shares were outstanding as of December 31, 2005. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 5.51% in 1st quarter 2000; Lowest: (2.40)% in 2nd quarter 2000.

Year to date: 6.33% through 9/30/06.

Legg Mason Partners Core Bond Fund         5

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	Since Inception	Inception Date
Class A(1)				2/27/98

Return before taxes	(2.16)%	6.10%	5.27%

Return after taxes on distributions(2)	(3.86)%	3.95%	2.99%

Return after taxes on distributions and sale of fund shares(2)	(1.41)%	3.91%	3.06%

Other Classes (Return before taxes only)

Class B	(2.63)%	6.29%	5.30%	2/27/98

Class C	0.71%	6.52%	5.35%	2/27/98

Merrill Lynch U.S. Corporate & Government 10+ Year Index(3)(4)	5.65%	8.27%	7.47%	N/A

Lehman Brothers U.S. Aggregate Index(4)(5)	2.43%	5.87%	6.16%	N/A

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.
(3)	The Merrill Lynch U.S. Corporate & Government 10+ Year Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issuers with maturities greater than 10 years.
(4)	It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(5)	As of November 20, 2006, in connection with the change in the fund’s investment policy as described above, the fund’s benchmark was changed from the Merrill Lynch U.S. Corporate & Government 10+ Year Index to the Lehman Brothers U.S. Aggregate Index to better reflect the fund’s new investment strategies. The Lehman Brothers U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and commercial mortgage-back securities sectors.

6         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class R	Class I(1)
Management fees(4)	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.50%	None

Other expenses(5)	0.11%	0.16%	0.13%	0.22%	0.07%

Total annual fund operating expenses(6)	0.91%	1.46%	1.48%	1.27%	0.62%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	Effective November 30, 2006, the management fee is calculated based on the fund’s average daily net assets as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.
(5)	The amounts set forth in “Other expenses” for Class A, B and C shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006. The amounts set forth in “Other expenses” for Class I and R shares have been estimated based on “Other expenses” of other classes of the fund and amounts for Class R shares include a fee for recordkeeping services.
(6)	The managers have voluntarily waived a portion of their fees during the fiscal year ended July 31, 2006. As a result of these voluntary waivers, the fund’s total operating expenses for Class A, B and C shares were 1.01%, 1.54% and 1.46%, respectively. These voluntary waivers do not cover extraordinary expenses and may be reduced or terminated at any time without notice.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$514	$703	$907	$1,498

Class B (redemption at end of period)	$599	$762	$898	$1,599	(1)

Class B (no redemption)	$149	$462	$798	$1,599	(1)

Class C (redemption at end of period)	$240	$437	$755	$1,657

Class C (no redemption)	$140	$437	$755	$1,657

Class R (with or without redemption)	$129	$402	$696	$1,532

Class I(2) (with or without redemption)	$67	$210	$367	$822

(1)	Assumes conversion to Class A shares approximately 8 years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Core Bond Fund         7

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

The fund may invest in structured notes, sometimes called “hybrid debt,” that are intermediate-term debt securities whose interest payments are determined by some type of formula tied to the movement of an interest rate, stock, stock index, commodity or currency. Structured notes may not track an underlying index or other benchmark directly, but may reset based on formulas that can produce an effect similar to leveraging. Certain structured notes may provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change. Although structured notes are derivatives, they often do not include an option, forward or futures contract.

Variable and floating rate debt securities

Debt securities in which the fund may invest include variable and floating rate debt securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the securities, but may also accelerate the effect on the fund’s portfolio of declines in market interest rates.

Reverse repurchase agreements

The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as

8         Legg Mason Partners Funds

borrowings by the fund and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund.

Other debt securities

The fund may also invest in zero coupon securities, pay-in-kind securities and inflation indexed securities.

Securities of other investment companies

The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution-related fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Credit quality

Ratings express only the opinion of the rating agency and are not guarantees of quality. Securities may be rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category received. Credit rating criteria are applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchase.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which could detract from the fund’s performance. The ‘‘Financial highlights’’ section of this Prospectus shows the fund’s historical portfolio turnover rate.

Short-term investments

Under normal market conditions, the fund may invest up to 20% of its assets in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types

Legg Mason Partners Core Bond Fund         9

of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $385 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom who are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been portfolio managers of the fund since June 12, 2006. Messrs. Eichstaedt, Moody and Lindbloom have been portfolio managers of the fund since November 20, 2006. These portfolio managers lead a larger team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh, Eichstaedt and Moody are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2006, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group. He had been associated with Citigroup Inc. or its predecessor companies since 1986.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadviser and other fund service providers.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee, after waivers and reimbursements, of 0.63% of the fund’s average daily net assets for advisory and administrative serv ices. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee equal to 0.65% of the fund’s average daily net assets and paid no

Legg Mason Partners Core Bond Fund         11

administration fee. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee, after waivers and reimbursements, equal to 0.63% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B, C and R shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

12         Legg Mason Partners Funds

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Core Bond Fund         13

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

14         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institution, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Legg Mason Partners Core Bond Fund         15

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class R	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	n/a	None/ None

Retirement Plans with omnibus accounts held on the books of the fund	None/ None	None/ None	None/ None	None/ None	None/ None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	n/a	$1 million/ None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

16         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class R	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain other investors	None	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	0.50% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class R shares of applicable Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners

18         Legg Mason Partners Funds

Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Funds shares that are purchased during the 13-month period by:
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors

Legg Mason Partners Core Bond Fund         19

■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

20         Legg Mason Partners Funds

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 0.75% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class R and Class I (formerly Class Y) shares

Class R and I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors” below for additional information regarding investor eligibility and investment minimums.

Legg Mason Partners Core Bond Fund         21

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

22         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class R, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-shares plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets

Legg Mason Partners Core Bond Fund         23

represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class R — Retirement Plans

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares

On November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS.

Class A — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s recordkeeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A, Class C and Class R shares, as applicable, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

24         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund and the share class you wish to purchase

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Core Bond Fund         25

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B, C and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

26         Legg Mason Partners Funds

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners Core Bond Fund         27

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

28         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Core Bond Fund         29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

30         Legg Mason Partners Funds

your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Core Bond Fund         31

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

32         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal income tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the fund of amounts properly designated as “interest-related dividends” and “short-term capital gain

Legg Mason Partners Core Bond Fund         33

dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

34         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Core Bond Fund         35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares. As of November 20, 2006, Class Y shares were renamed Class I shares. No information is presented for Class I shares because no Class I shares were outstanding for the periods shown.

Financial highlights for Class R shares are not provided as Class R shares are newly offered as of the date of this Prospectus.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006		2005	2004		2003	2002
Net asset value, beginning of year	$11.52		$11.52	$11.33		$11.16	$11.08

Income (loss) from operations:
Net investment income	0.58		0.58	0.62		0.61	0.66
Net realized and unrealized gain (loss)	(0.31)		0.04	0.18		0.19	0.09

Total income from operations	0.27		0.62	0.80		0.80	0.75

Less distributions from:
Net investment income	(0.57)		(0.62)	(0.61)		(0.61)	(0.67)
Return of capital	—		—	—		(0.02)	—

Total distributions	(0.57)		(0.62)	(0.61)		(0.63)	(0.67)

Net asset value, end of year	$11.22		$11.52	$11.52		$11.33	$11.16

Total return(2)	2.45%		5.45%	7.20%		7.26%	6.98%

Net assets, end of year (thousands)	$86,798		$78,455	$55,985		$52,641	$48,276

Ratios to average net assets:
Gross expenses	1.03%		1.07%	1.04%		1.04%	1.05%
Net expenses	1.02	(3)	1.06 (3)	1.04		1.04	1.05
Net investment income	5.16		4.99	5.38		5.32	5.95

Portfolio turnover rate	249	%(4)	2%	0	%(5)	2%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 258% for the year ended July 31, 2006.
(5)	Amount represents less than 1%.

36         Legg Mason Partners Funds

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005	2004		2003	2002
Net asset value, beginning of year	$11.51		$11.51	$11.33		$11.16	$11.08

Income (loss) from operations:
Net investment income	0.52		0.52	0.56		0.55	0.60
Net realized and unrealized gain (loss)	(0.31)		0.04	0.18		0.19	0.09

Total income from operations	0.21		0.56	0.74		0.74	0.69

Less distributions from:
Net investment income	(0.52)		(0.56)	(0.56)		(0.55)	(0.61)
Return of capital	—		—	—		(0.02)	—

Total distributions	(0.52)		(0.56)	(0.56)		(0.57)	(0.61)

Net asset value, end of year	$11.20		$11.51	$11.51		$11.33	$11.16

Total return(2)	1.88%		4.90%	6.57%		6.72%	6.42%

Net assets, end of year (thousands)	$49,898		$83,070	$87,037		$101,173	$92,553

Ratios to average net assets:
Gross expenses	1.58%		1.59%	1.57%		1.56%	1.57%
Net expenses	1.56	(3)	1.57 (3)	1.57		1.56	1.57
Net investment income	4.59		4.48	4.85		4.80	5.43

Portfolio turnover rate	249	%(4)	2%	0	%(5)	2%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 258% for the year ended July 31, 2006.
(5)	Amount represents less than 1%.

Legg Mason Partners Core Bond Fund         37

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005	2004		2003	2002
Net asset value, beginning of year	$11.52		$11.51	$11.33		$11.16	$11.08

Income (loss) from operations:
Net investment income	0.53		0.52	0.57		0.55	0.61
Net realized and unrealized gain (loss)	(0.32)		0.05	0.17		0.20	0.08

Total income from operations	0.21		0.57	0.74		0.75	0.69

Less distributions from:
Net investment income	(0.52)		(0.56)	(0.56)		(0.56)	(0.61)
Return of capital	—		—	—		(0.02)	—

Total distributions	(0.52)		(0.56)	(0.56)		(0.58)	(0.61)

Net asset value, end of year	$11.21		$11.52	$11.51		$11.33	$11.16

Total return(2)	1.88%		5.04%	6.61%		6.77%	6.49%

Net assets, end of year (thousands)	$48,809		$56,718	$52,012		$54,316	$49,976

Ratios to average net assets:
Gross expenses	1.50%		1.56%	1.52%		1.53%	1.50%
Net expenses	1.48	(3)	1.54 (3)	1.52		1.53	1.50
Net investment income	4.68		4.51	4.90		4.83	5.50

Portfolio turnover rate	249	%(4)	2%	0	%(5)	2%	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 258% for the year ended July 31, 2006.
(5)	Amount represents less than 1%.

38         Legg Mason Partners Funds

(Investment Company Act

file no. 811-04254)

FD01376  11/06

Legg Mason Partners Core Bond Fund

An Investment Portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/

InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Filed under Rule 497(c)

File Nos. 2-96408 and

811-4254

November 30, 2006

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME FUNDS

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectuses of Legg Mason Partners Convertible Fund (“Convertible Fund”), Legg Mason Partners Core Bond Fund (“Core Bond Fund”), Legg Mason Partners Diversified Strategic Income Fund (“Diversified Strategic Income Fund”), Legg Mason Partners Dividend and Income Fund (“Dividend and Income Fund”), Legg Mason Partners Exchange Reserve Fund (“Exchange Reserve Fund”), Legg Mason Partners High Income Fund (“High Income Fund”), and Legg Mason Partners Municipal High Income Fund (“Municipal High Income Fund”), each dated November 30, 2006, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses. Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. Each fund’s prospectus and copies of these reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative or a broker/dealer, financial intermediary or financial institution that has entered into an agreement with one of the funds’ distributors (each called a “Service Agent”), or by writing or calling Legg Mason Partners Income Funds (the “Trust”) at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), and Citigroup Global Markets Inc. (“CGMI”) serve as each fund’s distributors. PFS Investments Inc. (“PFS”) serves as an additional distributor of Diversified Strategic Income Fund and Exchange Reserve Fund.

“Smith Barney” is a service mark of Citigroup Inc., licensed for use by Legg Mason, Inc. as the name of funds and investment managers. Legg Mason, Inc. and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup Inc.

TABLE OF CONTENTS

For ease of reference, the same section headings are used in each of the funds’ prospectuses and this statement of additional information, except where shown below:

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

MANAGEMENT OF THE TRUST AND THE FUNDS

Service Providers

The following organizations provide services to the Trust:

Name	Service Provider

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment manager to each fund

ClearBridge Advisors, LLC (“ClearBridge”)	Subadviser to Convertible Fund and Dividend and Income Fund

Western Asset Management Company (“Western Asset”)	Subadviser to Core Bond Fund, Diversified Strategic Income Fund, Dividend and Income Fund, Exchange Reserve Fund, High Income Fund and Municipal High Income Fund

Western Asset Management Company Limited (“Western Asset Limited”)	Subadviser to Diversified Strategic Income Fund and High Income Fund

Legg Mason Investor Services, Inc. (“LMIS”)	Distributor of each fund

Citigroup Global Markets Inc. (“CGMI”)	Distributor of each fund

PFS Investments Inc. (“PFS”)	Distributor of Diversified Strategic Income Fund and Exchange Reserve Fund

State Street Bank and Trust Company	Custodian

PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer agent

These organizations and the functions they perform for the Trust are discussed in the funds’ prospectuses and in this SAI.

References in this SAI to a fund’s subadviser mean the subadviser or subadvisers to the particular fund referenced as described above.

Trustees and Executive Officers of the Trust

The business and affairs of the funds are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Trustees (the “Trustees”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (the “Independent Trustees”), and executive officers of the funds, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Leopold Abraham II Birth Year: 1927	Trustee	Since 1993	Retired; formerly, Director of Signet Group PLC (specialty retail jeweler)	27	None

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued):
Jane F. Dasher Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	27	None

Richard E. Hanson, Jr. Birth Year: 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	27	None

Paul Hardin Birth Year: 1931	Trustee	Since 1999	Professor of Law and Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan Birth Year: 1930	Trustee	Since 1999	Retired	27	None

Interested Trustee:**
R. Jay Gerken, CFA Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 168 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, Smith Barney Allocation Series Inc. (“SBAS”)
			(from 1996 to 2001)	168	Trustee, Consulting Group Capital Markets Funds

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Each of Mr. Gerken and the officers of the funds is an “interested person,” as defined in the 1940 Act, because of his or her respective position with the manager and/or certain of its affiliates.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers:**
Ted P. Becker 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005); prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup

Robert J. Brault 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co.; formerly, Director of Internal Control for CAM U.S. Mutual Fund Administration (2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (2000 to 2002)

John Chiota 100 First Stamford Place, 5th Fl. Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer with TD Waterhouse

Harry D. Cohen 399 Park Avenue New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer (Dividend and Income Fund)	Since 2003	Portfolio Manager, Managing Director and Co-Chief Investment Officer of ClearBridge; formerly, Portfolio Manager of CAM

Joseph P. Deane 399 Park Avenue New York, NY 10022 Birth Year: 1947	Vice President & Investment Officer (Municipal High Income Fund)	Since 1998	Portfolio Manager of Western Asset

David T. Fare 399 Park Avenue New York, NY 10022 Birth Year: 1962	Vice President & Investment Officer (Municipal High Income Fund)	Since 2004	Portfolio Manager of Western Asset

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Each of Mr. Gerken and the officers of the funds is an “interested person,” as defined in the 1940 Act, because of his or her respective position with the manager and/or certain of its affiliates.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers (continued):**

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 168 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio Manager, SBAS (from 1996 to 2001)

Scott Glasser 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer (Dividend and Income Fund)	Since 2003	Portfolio Manager, Managing Director and Co-Director of Research for ClearBridge; formerly, Portfolio Manager of CAM

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Each of Mr. Gerken and the officers of the funds is an “interested person,” as defined in the 1940 Act, because of his or her respective position with the manager and/or certain of its affiliates.

The following table shows the amount of equity securities owned by the Trustees in the funds and in other investment companies associated with Legg Mason supervised by the Trustees as of December 31, 2005:

Name	Dollar Range of Equity(1) Securities in each Fund	Aggregate Dollar Range of Equity(1) Securities in All Registered Investment Companies Associated with Legg Mason Overseen by the Trustee
Interested Trustee:
R. Jay Gerken	A	E

Independent Trustees:
Leopold Abraham II	A	E
Jane F. Dasher(2)	C	E
Richard E. Hanson, Jr.	A	D
Paul Hardin	A	E
Roderick C. Rasmussen(3)	B	C
John P. Toolan	A	E

(1)	The dollar ranges are as follows:

A = None

B = $1-$10,000

C = $10,001-$50,000

D = $50,001-$100,000

E = Over $100,000

(2)	Convertible Fund (C), Core Bond Fund (B), Diversified Strategic Income Fund (B), Dividend and Income Fund (B), High Income Fund (B) and Municipal High Income Fund (B).

(3)	Dividend and Income Fund (B).

As of December 31, 2005, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the funds, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the funds.

The Trust has a standing Audit Committee, Administrative and Governance Committee, Pricing Committee and Investment Committee.

The members of the Audit Committee are Ms. Dasher and Messrs. Toolan and Abraham. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of each fund’s independent registered public accounting firm, and each fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of each fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to a fund’s operations and financial reporting of the fund. During the funds’ most recent fiscal year, the Audit Committee met four times.

The Administrative and Governance Committee is composed of Messrs. Abraham, Foley and Hanson and is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the funds’ most recent fiscal year, the Administrative and Governance Committee did not meet.

The Administrative and Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Administrative and Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Administrative and Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Administrative and Governance Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Administrative and Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Administrative and Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the funds.

The Trust has a Pricing Committee composed of Mr. Gerken and Ms. Dasher which is charged with determining fair value prices for securities when required. During the funds’ most recent fiscal year, the pricing committee met twelve times.

The Trust also has an Investment Committee composed of Messrs. Hardin, Rasmussen and Toolan which is responsible for reviewing the investment performance of the funds. The Investment Committee meets quarterly with senior representatives of the manager concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the funds’ most recent fiscal year, the Investment Committee met four times.

No employee of the manager or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

Each Independent Trustee receives an annual retainer of $60,000 for services as a Trustee. In addition, each Independent Trustee receives fees of $2,500 for each in-person and $100 for each telephonic meeting of the Board attended by the Independent Trustee. The annual retainer and meeting fees are allocated among the funds for which each Independent Trustee serves on the basis of their average net assets. In addition, each Independent Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended July 31, 2006, such expenses totaled $23,491.57.

The Trust has adopted an unfunded, non-qualified deferred compensation plan which allows Independent Trustees to defer the receipt of all or a portion of the Trustee fees earned until a later date specified by the Independent Trustees. The deferred fees earn a return based on notional investments selected by the Independent Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Trust’s annual statement of operations under Trustees’ fees. Under the deferred compensation plan, deferred fees are considered a general obligation of the Trust on behalf of the applicable fund and any payments made pursuant to the plan will be made from each fund’s general assets. As of July 31, 2006, the Trust had accrued $156,017 as deferred compensation.

The following table shows the compensation paid by the funds to each Trustee during the fiscal year ended July 31, 2006. During the fiscal year ended July 31, 2006, the funds did not pay retirement benefits to the Trustees or officers.

Independent Trustee	Aggregate Compensation from the Funds for the Fiscal Year Ended July 31, 2006							Total Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Complex for Fiscal Year Ended July 31, 2006		Number of Portfolios for Which Person Served Within Fund Complex
	Convertible	Dividend and Income	Exchange Reserve	Diversified Strategic Income	High Income	Muni High Income	Core Bond
Leopold Abraham II	$2,513.00	$2,413.00	$1,613.00	$4,113.00	$4,113.00	$4,113.00	$2,413.00	$0.00	$78,900.00	(2)	27
Allan J. Bloostein(1)	919.00	869.00	469.00	1,369.00	1,369.00	1,369.00	869.00	0.00	61,325.00	(2)	N/A
Jane Dasher	2,582.00	2,514.00	1,688.00	4,136.00	4,127.00	4,098.00	2,488.00	0.00	84,300.00	(2)	27
Donald R. Foley(1) (3)	1,610.25	1,587.25	1,021.25	2,648.25	2,646.25	2,610.25	1,550.25	0.00	67,943.00	(2)	N/A
Richard E. Hanson, Jr.	2,450.00	2,350.00	1,550.00	3,950.00	3,950.00	3,950.00	2,350.00	0.00	79,000.00	(2)	27
Paul Hardin	2,450.00	2,350.00	1,550.00	3,950.00	3,950.00	3,950.00	2,350.00	0.00	168,325.00	(2)	34
Roderick C. Rasmussen(3)	2,225.50	2,137.50	1,437.50	2,137.50	3,612.50	3,612.50	3,612.50	0.00	71,500.00	(2)	27
John P. Toolan	2,457.00	2,389.00	1,563.00	4,011.00	4,003.00	3,973.00	2,363.00	0.00	82,300.00	(2)	27

Interested Trustee
R. Jay Gerken(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		168

(1)	Messrs. Bloostein and Foley are Emeritus Trustees.
(2)	In addition to the amounts set forth above, Ms. Dasher and Messrs. Abraham, Bloostein, Foley, Hanson, Hardin, Rasmussen and Toolan received $11,400, $10,400, $13,850, $5,300, $11,300, $38,000, $9,500 and $10,400, respectively, during the calendar year ended December 31, 2005 for services as Trustees in attending additional meetings relating to the approval of policies and procedures pursuant to Rule 38a-1 under the 1940 Act and certain other regulatory issues. These amounts were borne by the manager and/or affiliates and not by any fund.
(3)	Pursuant to the deferred compensation plan, the indicated Trustees have elected to defer the following amounts of their compensation from the Trust: Mr. Foley: $543.75 and Mr. Rasmussen: $12,424.50, and the following amounts of their total compensation from the fund complex: Mr. Foley: $2,550 and Mr. Rasmussen: $15,000.
(4)	Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

Until its termination as described below, an emeritus plan is available to Trustees. Under the plan, the current Trustees may elect to change to emeritus status at age 72, and any Trustee elected or appointed to the Board in the future is required to change to emeritus status upon attainment of age 80. Emeritus Trustees are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Trustees are permitted to attend meetings, but have no voting rights. Messrs. Alan J. Bloostein and Donald R. Foley currently serve as Emeritus Trustees of the Board. For the fiscal year ended July 31, 2006 the aggregate amount paid to the Emeritus Trustees was $20,906.75. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current Emeritus and retiring Trustees. Notwithstanding the termination of the plan, Messrs. Bloostein and Foley will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Trustees elected in accordance with the joint proxy statement (filed in the third quarter of 2006) (the “Joint Proxy Statement”) accept their elections and commence service as Trustees.

On June 22, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for future Trustees who do not currently oversee another fund within the Legg Mason Partners Fund complex.

Current Trustees who have attained age 75 prior to January 1, 2007, Messrs. Leopold Abraham II, Paul Hardin, Roderick C. Rasmussen and John P. Toolan, will retire on the date on which Trustees elected in accordance with the Joint Proxy Statement accept their elections and commence service as Trustees.

Each retiring and Emeritus Trustee will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Trustee would have received under the emeritus plan, discussed above, had the plan remained in effect. In addition, any Trustee who serves on another Board may be eligible to receive retirement benefits relating to that Board. This benefit will be paid in quarterly installments unless a Trustee elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each retiring or Emeritus Trustee is entitled under the Emeritus Retirement Plan from the funds that this Board oversees that have adopted the plan is set forth below:

Retiring/ Emeritus Trustee	Aggregate Benefit (Net Present Value) ($)
Leopold Abraham II	288,607
Alan J. Bloostein	235,359
Donald R. Foley	245,580
Paul Hardin	288,607
Roderick C. Rasmussen	288,607
John P. Toolan	288,607

Each fund in the Legg Mason Partners Fund complex overseen by a retiring or Emeritus Trustee will pay a pro rata share (based upon asset size) of the aggregate benefit to such retiring or Emeritus Trustee. Legg Mason or its affiliates will reimburse each fund an amount equal to 50% of the retiring and Emeritus Trustee benefits paid by the fund.

As of November 3, 2006, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

INVES TMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement”) with the fund that was approved by the Board, including a majority of the Independent Trustees, on June 21 and 22, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Under each Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing a fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of a fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent trustees with such independent trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under each Management Agreement, LMPFA receives an investment management fee that is calculated daily and paid monthly according to the following schedule:

Fund	Average Daily Net Assets (if Applicable)	Investment Management Fee Rate
Convertible Fund	N/A	0.700%

Core Bond Fund*	First $1 billion	0.550%
	Next $1 billion	0.525%
	Next $3 billion	0.500%
	Next $5 billion	0.475%
	Over $10 billion	0.450%

Diversified Strategic Income Fund	First $1 billion	0.650%
	Next $1 billion	0.625%
	Next $3 billion	0.600%
	Next $5 billion	0.575%
	Over $10 billion	0.550%

Dividend and Income Fund	N/A	0.65%

Exchange Reserve Fund	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

High Income Fund	N/A	0.60%

Municipal High Income Fund	First $1 billion	0.550%
	Next $1 billion	0.525%
	Next $3 billion	0.500%
	Next $5 billion	0.475%
	Over $10 billion	0.450%

*	These fees became effective as of November 20, 2006. For the period from December 1, 2005 through November 19, 2006, the management fees payable by Core Bond Fund were calculated based on the fund’s average daily net assets as follows: 0.650% on the first $1 billion; 0.625% on the next $1 billion; 0.600% on the next $3 billion; 0.575% on the next $5 billion; and 0.550% on assets over $10 billion.

For the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the manager to each fund pursuant to a prior management agreement. Fees payable to SBFM under each prior management agreement were payable on the same schedule as set forth above.

Prior to December 1, 2005, SBFM served as the adviser and administrator to each fund pursuant to a prior advisory and administration agreement and received separate investment advisory and administration fees. The fees payable by each fund to SBFM under its prior advisory and administration agreement were computed daily and paid monthly at the following annual rates of the applicable fund’s daily net assets:

Fund	Average Daily Net Assets (if Applicable)	Advisory Fee Rate	Administration Fee Rate	Total Advisory Fee and Administration Fee Rate
Convertible Fund	N/A	0.500%	0.200%	0.700%

Core Bond Fund	First $1 billion	0.650%	None	0.650%
	Next $1 billion	0.625%	None	0.625%
	Next $3 billion	0.600%	None	0.600%
	Next $5 billion	0.575%	None	0.575%
	Over $10 billion	0.550%	None	0.550%

Diversified Strategic Income Fund	First $1 billion	0.450%	0.200%	0.650%
	Next $1 billion	0.450%	0.175%	0.625%
	Next $3 billion	0.450%	0.150%	0.600%
	Next $5 billion	0.450%	0.125%	0.575%
	Over $10 billion	0.450%	0.100%	0.550%

Dividend and Income Fund	N/A	0.450%	0.200%	0.650%

Exchange Reserve Fund	First $1 billion	0.300%	0.150%	0.450%
	Next $1 billion	0.300%	0.125%	0.425%
	Next $3 billion	0.300%	0.100%	0.400%
	Next $5 billion	0.300%	0.075%	0.375%
	Over $10 billion	0.300%	0.050%	0.350%

High Income Fund	N/A	0.500%	0.100%	0.600%

Municipal High Income Fund	First $1 billion	0.400%	0.150%	0.550%
	Next $1 billion	0.400%	0.125%	0.525%
	Next $3 billion	0.400%	0.100%	0.500%
	Next $5 billion	0.400%	0.075%	0.475%
	Over $10 billion	0.400%	0.050%	0.450%

Prior to October 1, 2005, with respect to Core Bond Fund, Diversified Strategic Income Fund, Exchange Reserve Fund and Municipal High Income Fund, the fees payable by each fund to SBFM under its prior advisory and administration agreement were computed daily and paid monthly at the following annual rates of the applicable fund’s daily net assets:

Fund	Average Daily Net Assets (if Applicable)	Advisory Fee Rate	Administration Fee Rate	Total Advisory Fee and Administration Fee Rate
Core Bond Fund	N/A	0.65%	None	0.65%
Diversified Strategic Income Fund	N/A	0.45%	0.20%	0.65%
Exchange Reserve Fund	N/A	0.30%	0.20%	0.50%
Municipal High Income Fund	N/A	0.40%	0.20%	0.60%

For the fiscal years ended July 31, 2004 and 2005, and for the period from August 1, 2005 through November 30, 2005, each fund paid SBFM the following advisory fees under a prior advisory agreement and for the period from December 1, 2005 through July 31, 2006, each fund paid SBFM the following management fees under a prior management agreement:

Fund	Advisory Fees Payable For the Fiscal Year Ended July 31:		Advisory Fees Payable for the Period from August 1, 2005 through November 30, 2005	Management Fees Payable for the Period from December 1, 2005 through July 31, 2006
	2004	2005
Convertible Fund	$947,850	$909,413	$185,802	$473,000
Core Bond Fund	1,318,617	1,372,877	462,367	839,180
Diversified Strategic Income Fund	5,677,979	5,118,516	1,491,813	3,723,428
Dividend and Income Fund	2,795,678	2,866,801	907,373	2,450,758
Exchange Reserve Fund	597,615	596,621	193,267	572,831
High Income Fund	6,118,042	5,701,186	1,489,688	2,916,242
Municipal High Income Fund	1,624,882	1,440,035	457,578	1,308,985

For the fiscal year ended July 31, 2006, SBFM voluntarily waived investment advisory fees for the funds in the following amounts:

Fund	Amounts Waived
Convertible Fund	$2,333
Core Bond Fund	4,550
Diversified Strategic Income Fund	20,145
Dividend and Income Fund	831,823
Exchange Reserve Fund	4,236
High Income Fund	16,904
Municipal High Income Fund	7,375

For the fiscal year ended July 31, 2006, the funds were reimbursed for expenses in the following amounts:

Fund	Amounts Reimbursed
Convertible Fund	$173,622
Core Bond Fund	24,471
Diversified Strategic Income Fund	113,651
Dividend and Income Fund	144,499
Exchange Reserve Fund	19,437
High Income Fund	134,148
Municipal High Income Fund	26,115

For the fiscal years ended July 31, 2004 and 2005, and for the period from August 1, 2005 through November 30, 2005, the funds paid SBFM administration fees as follows:

	For the Fiscal Year Ended July 31:		For the Period from August 1, 2005 through November 30, 2005
Fund	2004	2005
Convertible Fund	$379,140	$363,765	$74,321
Core Bond Fund	N/A	N/A	N/A
Diversified Strategic Income Fund	2,523,546	2,274,896	663,028
Dividend and Income Fund	1,242,524	1,274,134	403,277
Exchange Reserve Fund	398,410	397,747	112,567
High Income Fund	2,346,841	1,140,237	297,934
Municipal High Income Fund	812,441	720,017	115,336

Subadvisers

The subadviser(s) of each fund perform the day-to-day portfolio management of each fund, except that, with respect to Convertible Fund, LMPFA manages the cash and short-term investments of the fund. Following is a list of each fund and its applicable subadviser(s).

Fund	Subadviser(s)
Convertible Fund	ClearBridge
Core Bond Fund	Western Asset
Diversified Strategic Income Fund	Western Asset and Western Asset Limited
Dividend and Income Fund	ClearBridge and Western Asset
Exchange Reserve Fund	Western Asset
High Income Fund	Western Asset and Western Asset Limited
Municipal High Income Fund	Western Asset

References in this SAI to a fund’s subadviser mean the subadviser or subadvisers of the applicable fund referenced above. Each of ClearBridge, Western Asset and Western Asset Limited is a wholly-owned subsidiary of Legg Mason.

Each subadviser serves as subadviser pursuant to a Sub-Advisory Agreement that was approved by the Board, including a majority of the Independent Trustees, on June 21 and 22, 2006.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage a fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. A subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate a Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay to (i) Western Asset a fee equal to 70% of the management fee paid to LMPFA by the applicable funds, net of expense waivers and reimbursements, (ii) Western Asset Limited a fee equal to 0.30% of the assets of Diversified Strategic Income Fund or High Income Fund that are allocated to Western Asset Limited, and (iii) ClearBridge a fee equal to 70% of the management fee paid to LMPFA by Convertible Fund and Dividend and Income Fund, in each case, net of expense waivers and reimbursements.

Because the Sub-Advisory Agreements went into effect on August 1, 2006, no fees were paid from the manager to any subadviser under the Sub-Advisory Agreements during any fund’s past three fiscal years.

Prior to August 1, 2006, Legg Mason International Equities Limited (formerly Citigroup Asset Management Limited) served as subadviser to Diversified Strategic Income Fund pursuant to a written agreement effective March 14, 2003, and Salomon Brothers Asset Management Inc (“SaBAM”) served as subadviser to Convertible Fund pursuant to a written agreement dated November 22, 1999. Under these prior agreements, as compensation for sub-advisory services, SBFM paid Legg Mason International Equities Limited a fee of 0.10% from SBFM’s fee and SBFM paid SaBAM a fee of 0.40% from SBFM’s fee.

For the fiscal years ended July 31, 2004, 2005 and 2006, SBFM paid Legg Mason International Equities Limited sub-advisory fees of $1,261,773, $1,137,448 and $904,349, respectively. For the fiscal years ended July 31, 2004, 2005 and 2006, SBFM paid SaBAM sub-advisory fees of $758,280, $727,530 and $299,066, respectively.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to waive fees and or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time, and (b) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each fund. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines a fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as each fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and a fund and distributes dividends and distributions payable by a fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the funds’ transfer agent and PFPC served as the funds’ sub-transfer agent. For the period ended July 31, 2006, each of the funds paid transfer agent fees to CTB as follows:

Fund	Transfer Agent Fees Paid to CTB for the Period Ended July 31, 2006
Convertible Fund	$62,384
Core Bond Fund	85,488
Diversified Strategic Income Fund	298,424
Dividend and Income Fund	392,817
Exchange Reserve Fund	96,681
High Income Fund	339,637
Municipal High Income Fund	70,490

Independent Registered Public Accounting Firm

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, has been selected as the Trust’s independent registered public accounting firm to audit and report on the Trust’s financial statements and highlights.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trust, the manager, subadvisers and distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Code of Ethics of the manager, the subadvisers and the distributors are on file with the Securities and Exchange Commission (the “SEC”).

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own Proxy Voting Policies and Procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A and Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge (1) by calling (888) 425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices, and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of July 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated, if applicable.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Convertible Fund	Kent Bailey	1 registered investment company with $0.02 billion in total assets under management	None	1 other account with $0.71 billion in total assets under management

	Peter Luke	1 registered investment company with $0.02 billion in total assets under management	None	1 other account with $0.71 billion in total assets under management

Core Bond Fund	S. Kenneth Leech	133 registered investment companies with $99.28 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other account with $315.40 billion in total assets under management

	Stephen A. Walsh	133 registered investment companies with $99.28 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,033 other accounts with $315.40 billion in total assets under management

	Carl L. Eichstaedt*	16 registered investment companies with $4.68 billion in total assets under management	1 other pooled investment vehicle with $0.28 billion in assets	97 other accounts with $22.11 billion in total assets under management

	Edward A. Moody*	2 registered investment companies with $0.29 billion in total assets under management	None	115 other accounts with $20.13 billion in total assets under management

	Mark Lindbloom	7 registered investment companies with $2.96 billion in total assets under management	None	24 other accounts with $3.95 billion in total assets under management

Dividend and Income Fund	S. Kenneth Leech	133 registered investment companies with $99.28 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other accounts with $315.40 billion in total assets under management

	Stephen A. Walsh	133 registered investment companies with $99.28 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other accounts with $315.40 billion in total assets under management

	Carl L. Eichstaedt	16 registered investment companies with $4.68 billion in total assets under management	1 other pooled investment vehicle with $0.28 billion in assets	97 other accounts with $22.11 billion in total assets under management

	Edward A. Moody	2 registered investment companies with $0.29 billion in total assets under management	None	115 other accounts with $20.13 billion in total assets under management

	Mark Lindbloom	7 registered investment companies with $2.96 billion in total assets under management	None	24 other accounts with $3.95 billion in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Harry D. Cohen	4 registered investment companies with $1.45 billion in total assets under management	1 other pooled investment vehicle with $0.06 billion in assets	34,950 other accounts with $6.27 billion in total assets under management

	Scott Glasser	5 registered investment companies with $2.80 billion in total assets under management	1 other pooled investment vehicle with $0.06 billion in assets	34,280 other accounts with $4.01 billion in total assets under management

Diversified Strategic Income Fund	S. Kenneth Leech	133 registered investment companies with $98.67 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other accounts with $315.40 billion in total assets under management

	Stephen A. Walsh	133 registered investment companies with $98.67 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other accounts with $315.40 billion in total assets under management

	Keith J. Gardner	7 registered investment companies with $1.31 billion in total assets under management	4 other pooled investment vehicles with $1.75 billion in assets	4 other accounts with $0.29 billion in total assets under management

	Michael C. Buchanan	17 registered investment companies with $7.30 billion in total assets under management	2 other pooled investment vehicles with $2.26 billion in assets	11 other accounts with $1.21 billion in total assets under management

	Mark Lindbloom	7 registered investment companies with $2.96 billion in total assets under management	None	24 other accounts with $3.95 billion in total assets under management

	Detlev Schlichter	2 registered investment companies with $0.15 billion in total assets under management	3 other pooled investment vehicles with $0.30 billion in assets	81 other accounts with $25.34 billion in total assets under management

	Andres Sanchez - Balcazar	2 registered investment companies with $0.15 billion in total assets under management	3 other pooled investment vehicles with $0.30 billion in assets	81 other accounts with $25.34 billion in total assets under management

Exchange Reserve Fund	Martin Hanley	9 registered investment companies with $29.12 billion in total assets under management	None	63 other accounts with $59.27 billion in total assets under management

	Kevin Kennedy	9 registered investment companies with $29.12 billion in total assets under management	None	63 other accounts with $59.27 billion in total assets under management

High Income Fund	S. Kenneth Leech	133 registered investment companies with $98.79 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other accounts with $315.40 billion in total assets under management

	Stephen A. Walsh	133 registered investment companies with $98.79 billion in total assets under management	22 other pooled investment vehicles with $24.41 billion in assets	1,003 other accounts with $315.40 billion in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Michael C. Buchanan	16 registered investment companies with $6.62 billion in total assets under management	2 other pooled investment vehicles with $2.26 billion in assets	11 other accounts with $1.21 billion in total assets under management

	Timothy J. Settel	16 registered investment companies with $6.62 billion in total assets under management	2 other pooled investment vehicles with $2.26 billion in assets	11 other accounts with $1.21 billion in total assets under management

	Mark Lindbloom	7 registered investment companies with $2.96 billion in total assets under management	None	24 other accounts with $3.95 billion in total assets under management

Municipal High Income Fund	Joseph P. Deane	33 registered investment companies with $25.92 billion in total assets under management	None	38 other accounts with $5.88 billion in total assets under management

	David T. Fare	33 registered investment companies with $25.92 billion in total assets under management	None	38 other accounts with $5.88 billion in total assets under management

*	Information with respect to this portfolio manager is provided as of November 20, 2006.

Portfolio Manager Compensation

Western Asset and Western Asset Limited.    Each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

ClearBridge.    ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including each fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan, a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge chief investment officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 25% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

The manager, the subadvisers and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals that it employs. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager or, in the case of Convertible Fund and Dividend and Income Fund, the subadviser, determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, in the case of Convertible Fund and Dividend and Income Fund, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage commissions to broker/dealers, best execution and soft dollar usage.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities*
Convertible Fund	Kent Bailey	C

	Peter Luke	E

Core Bond Fund	S. Kenneth Leech	A

	Stephen A. Walsh	A

	Carl L. Eichstaedt	A

	Edward A. Moody	A

	Mark Lindbloom	A

Dividend and Income Fund	S. Kenneth Leech	A

	Stephen A. Walsh	A

	Carl L. Eichstaedt	A

	Edward A. Moody	A

	Mark Lindbloom	A

Fund	Portfolio Manager	Dollar Range of Ownership of Securities*

	Harry D. Cohen	D

	Scott Glasser	C

Diversified Strategic Income Fund	S. Kenneth Leech	A

	Stephen A. Walsh	A

	Keith J. Gardner	A

	Michael C. Buchanan	A

	Mark Lindbloom	A

	Detlev Schlichter	A

	Andres Sanchez-Balcazar	A

Exchange Reserve Fund	Martin Hanley	A

	Kevin Kennedy	A

High Income Fund	S. Kenneth Leech	A

	Stephen A. Walsh	A

	Michael C. Buchanan	A

	Timothy J. Settel	A

	Mark Lindbloom	A

Municipal High Income Fund	Joseph P. Deane	A

	David T. Fare	A

*	The dollar ranges are as follows:

A = None

B = $1-$10,000

C = $10,001-$50,000

D = $50,001-$100,000

E = $100,001-$500,000

F = $500,001-$1 million

G = Over $1 million

INVESTMENT OBJECTIVES AND POLICIES

Each fund’s prospectus discusses the fund’s investment objective and policies. Each fund has called a meeting of its shareholders to consider several proposals. If approved by its shareholders, each fund’s investment objective may be changed without shareholder approval. The following discussion supplements the description of each fund’s investment policies in its prospectus.

Principal Strategies

Convertible Fund

The fund seeks current income and capital appreciation.

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interests of the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in “synthetic convertible securities,” equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by nationally and internationally recognized statistical rating organizations or, if unrated, determined by the subadviser to be of similar credit quality.

Core Bond Fund

The fund seeks to maximize total return consisting of capital appreciation and income.

Under normal market conditions, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in debt and fixed-income securities of various maturities, which may include the following:

•	Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	U.S. dollar denominated debt securities issued or guaranteed by other national governments, their agencies, instrumentalities and political sub-divisions, as well as securities of supranational organizations;

•	U.S. dollar denominated corporate debt securities of U.S. and non-U.S. issuers;

•	Mortgage-related securities issued by various governmental and nongovernmental entities;

•	Asset-backed securities;

•	Municipal securities;

•	Convertible securities;

•	Securitized participations in loans;

•	Structured notes; and

•	Preferred stock.

In addition, the fund may invest in warrants.

The fund anticipates that all securities it purchases will be investment grade, i.e., rated at the time of investment BBB/Baa or higher by at least one NRSRO or, if not rated by any NRSRO, determined by the subadviser to be of comparable quality.

The average modified duration of the fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates. Generally, “duration” is a measure of the expected life of a fixed-income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Modified duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities. If the portfolio managers expect interest rates to rise, which would negatively impact the value of the fund’s fixed-income investments, they will be permitted to decrease the duration of the fund. Conversely, if the portfolio managers expect interest rates to fall, they will be permitted to increase the duration of the fund.

U.S. Treasury securities in which the fund may invest include stripped U.S. Treasury securities, or STRIPS, and inflation index linked securities. Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. The fund may invest in all types of dollar-denominated debt securities of non-U.S. governmental issuers. These sovereign debt securities may include:

•	Fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions;

•	Fixed-income securities issued by government-owned, controlled or sponsored entities;

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

•	Brady bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;

•	Participations in loans between governments and financial institutions; and

•	Fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Diversified Strategic Income Fund

The fund seeks high current income

The fund invests generally in a globally diverse portfolio of fixed-income securities. Under normal circumstances, the fund invests primarily in bonds and related investments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the global market for fixed-income securities, with no specified minimum investment in any segment:

•	U.S. government obligations;

•	Investment and non-investment grade U.S. and foreign corporate debt;

•	Mortgage- and asset-backed securities; and

•	Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets.

The portfolio managers allocate and reallocate the fund’s assets from time to time among the types of fixed-income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

The fund will invest primarily in intermediate-term securities. As a result, the effective duration of the fund’s portfolio is normally expected to be between three and seven years.

Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly referred to as “junk bonds.” The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

Dividend and Income Fund

The fund seeks current income and long-term capital appreciation.

The fund invests in both equity and debt securities. The fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed-income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. These percentages, however, may vary based on the portfolio managers’ outlook.

Under normal market conditions, at least 80% of the equity portion of the portfolio will be invested in dividend-paying stocks. As a result, the fund expects that a portion of its regular dividends may be eligible to be taxed at the rates applicable to long-term capital gains for individual U.S. shareholders. The fund may invest in other types of equity securities, such a preferred stocks, warrants and securities convertible into common stocks. Fixed-income securities will include securities issued by the U.S. government (or its agencies and instrumentalities), corporate securities and mortgage-backed and asset-backed securities. Although there are no restrictions on the maturity of the fund’s individual fixed-income securities, the fund normally expects to maintain an average portfolio maturity for the fixed-income portion of its portfolio of between 5 and 15 years. The fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by a nationally recognized statistical rating organization or, if unrated, are determined by the subadviser to be of similar credit quality.

Exchange Reserve Fund

The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the Federal Deposit Insurance Corporation (FDIC) or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, time deposits, bankers’ acceptances, asset-backed securities, repurchase agreements and other short-term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.

The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized statistical rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

High Income Fund

The fund seeks high current income.

Under normal market conditions, the fund invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the subadviser to be of similar credit quality. The fund will not invest more than 10% of its assets in securities rated lower than B by both Moody’s Investors Service, Inc. and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc.

The fund may invest in fixed-income securities denominated with in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in developing countries. The fund’s investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity between 5 and 10 years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

Municipal High Income Fund

The fund seeks to maximize current income exempt from regular federal income tax.

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rate medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or if unrated, of comparable quality. This policy may not be changed without a shareholder vote. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax (but may be subject to federal alternative minimum tax). Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase of from 3 to more than 30 years. Investment grade bonds are those rated in any of the 4 highest long-term rating categories, or if unrated, determined by the subadviser to be of comparable quality. The fund may invest up to 50% of its assets in obligations rated below investment grade or, if unrated, determined by the subadviser to be of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the subadviser to be of similar credit quality.

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the funds.

U.S. Government Securities (all funds).    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export- Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a fund will invest in obligations issued by such an instrumentality only if the subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Bank Obligations (all funds).    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the subadviser will carefully evaluate such investments on a case-by-case basis.

The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a “Small Issuer CD”) so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund (“SAIF”), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

Corporate Debt Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income and Core Bond Funds).    Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

Ratings as Investment Criteria (all funds).    In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix C to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the subadviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

When-Issued Securities and Delayed-Delivery Transactions (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Core Bond and Municipal High Income Funds).    In order to secure yields or prices deemed advantageous at the time, the funds may purchase or sell securities on a when-issued or delayed-

delivery basis. A fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when- issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Each fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by the subadviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s total assets.

Fixed-income securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public’s perception of the creditworthiness of the issuers. In general, fixed-income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed-income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase of securities on a when-issued or delayed-delivery basis by a fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Zero Coupon Bonds (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Core Bond Funds).    A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. Diversified Strategic Income and High Income Funds also may invest in payment-in-kind bonds, which, like zero coupon bonds, make no cash payment until maturity. The funds may also invest in hybrid zero coupon securities which possess qualities of both zero coupon and coupon bonds.

Mortgage-Related Securities (Dividend and Income, Diversified Strategic Income, Exchange Reserve and Core Bond Funds).    Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but FNMA obligations are supported by the discretionary authority of the United States government to purchase its obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

To the extent that a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the funds, consistent with their investment objectives and policies, will consider making investments in such new types of securities.

Forward Roll Transactions (Dividend and Income, Diversified Strategic Income and Core Bond Funds).    In order to enhance current income, these funds may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a fund sells a mortgage security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price of those securities. At the time a fund enters into forward roll transactions, it will place in a segregated account with the fund’s custodian cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by the subadviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. The fund will subsequently monitor the account to insure that such equivalent value is maintained.

Asset-Backed Securities (Dividend and Income, Exchange Reserve, Diversified Strategic Income and Core Bond Funds).    An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Non-Taxable Municipal Securities (Municipal High Income Fund).    Non-taxable Municipal Securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the “non-appropriation” risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund will purchase either (a) municipal leases rated in the 4 highest categories by Moody’s or S&P or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the fund, which provides that the seller will either remarket or repurchase the municipal lease within a short period after demand by the fund.

Taxable Municipal Obligations (Core Bond Fund).    Core Bond Fund may invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions (“Taxable Municipal Obligations”). The Taxable Municipal Obligations in which the fund may invest are within the four highest ratings of Moody’s (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, securities rated Baa are considered by Moody’s to have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for regular federal income tax purposes. While interest on Taxable Municipal Obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Variable-Rate Demand Notes (Municipal High Income Fund).    Municipal Securities purchased by Municipal High Income Fund may include variable-rate demand notes issued by industrial development authorities and other governmental entities. Although variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the fund will be determined by the subadviser to be of comparable quality at the time of purchase to instruments rated “‘high quality” (that is, within the two highest ratings) by any NRSRO. In addition, while no active secondary market may exist with respect to a particular variable-rate demand note purchased by the fund, the fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the fund to dispose of the variable-rate demand note in the event that the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

Stand-by Commitments (Municipal High Income Fund).    Municipal High Income Fund may acquire “stand-by commitments” with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the fund’s option, specified Municipal Securities at a specified price. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available for them. The fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the view of the subadviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the subadviser will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Repurchase Agreements (all funds).    The funds may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The subadviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the funds enter into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements (Dividend and Income, Diversified Strategic Income and Core Bond Funds).    These funds may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The funds will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The funds also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of a fund’s securities is considered to be disadvantageous.

Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Core Bond and Dividend and Income Funds).    Consistent with applicable regulatory requirements, these funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. A fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a fund may pay to the borrower and/or a third party which is unaffiliated with the fund, Legg Mason or CGMI and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to a fund in lieu of any dividends a fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes”).

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

Medium-, Low- and Unrated Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income and Municipal High Income Funds).    These funds may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. A major economic recession could likely disrupt severely the market for medium- and low-securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

Securities that are rated Ba by Moody’s or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

In light of the risks described above, the subadviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Options on Securities (Convertible, Diversified Strategic Income, High Income and Dividend and Income Funds).    High Income Fund may write (sell) covered call options. Dividend and Income Fund may write covered call options and may purchase and write secured put options. Convertible Fund and Diversified Strategic Income Fund may purchase and write covered call and secured put options. Each of these funds may enter into closing transactions with respect to the options transactions in which it may engage. Dividend and Income Fund also may write “straddles,” which are combinations of secured puts and covered calls on the same underlying security.

The aggregate value of the obligations underlying calls on securities that are written by Dividend and Income Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the fund, will not exceed 50% of the fund’s total assets. Dividend and Income Fund will not purchase puts or calls on securities if more than 5% of its total assets would be invested in premiums on puts and calls, not including that portion of the premium which reflects the value of the securities owned by the fund and underlying a put at the time of purchase. Convertible Fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. Diversified Strategic Income Fund may utilize up to 15% of its total assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time.

Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts. “Knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. “Knock-in” options only have value if the price of the underlying asset reaches a trigger level. “Average rate” or “look-back” options are options where the option’s strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund’s obligations under the call, provided such securities have been determined by the subadviser to be liquid and unencumbered pursuant to guidelines established by the Trustees (“eligible segregated assets”) or (c) owns an offsetting call option.

Writing call and put options.    When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

A fund may write puts on securities only if they are “secured.” A put is “secured” if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a fund normally will have expiration dates between 1 and 9 months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. A fund with option-writing authority may write (a) in-the-money call options when the subadviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) or similar foreign clearing corporation and of the securities exchange on which the option is written.

Purchasing call and put options.    A fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Closing transactions.    A fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder’s exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, a fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market. Dividend and Income Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the funds expect to purchase only call or put options issued by the Clearing Corporation. The funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.

A fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

Although a fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds with authority to engage in options transactions, and other clients of the manager, a subadviser and certain of their affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, a fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain U.S. government securities for which a fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options (Dividend and Income Fund).    Dividend and Income Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the AMEX Oil Index or the Amex Computer Technology Index. In writing a call on a stock index, the fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the fund buys a call on a stock index, it pays a premium and during the call period the fund, upon exercise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the fund’s portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether Dividend and Income Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Dividend and Income Fund will engage in stock index options transactions only when determined by the subadviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, it will establish a segregated account in the name of the fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees.

Currency Transactions (Convertible, Diversified Strategic Income, Dividend and Income and High Income Funds).    The funds’ dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund’s total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Diversified Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

Foreign Currency Options (Diversified Strategic Income and High Income Funds).    High Income Fund may only purchase put and call options on foreign currencies, whereas Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have 3, 6 and 9 month expiration cycles. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time that the option expires.

A fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Activities (Convertible, Diversified Strategic Income, High Income, Municipal High Income, Core Bond and Dividend and Income Funds).    These funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions, but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when the subadviser anticipates an extreme change in interest rates or market conditions.

Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income, Core Bond and Dividend and Income Funds).    The funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the fund’s selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the fund would decline, but the value of the fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the fund.

In purchasing and selling futures contracts and related options, a fund will comply with the following policies: (a) futures and related options will be used solely for bona fide hedging purposes (or the underlying commodity value of a fund’s long positions will not exceed the sum of certain identified liquid investments) and (b) a fund will not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund’s total assets. In order to prevent leverage in connection with the purchase of futures contracts by a fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with the fund’s custodian. A fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The funds, however, continue to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Interest Rate Futures Contracts.    A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and the subadviser anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the subadviser expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

Stock Index Futures Contracts.    A fund may purchase and sell stock index futures contracts. These transactions, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as “variation margin,” to cover any additional obligation that it may have under the contract.

Successful use of stock index futures contracts by a fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on the subadviser’s ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.

When deemed advisable by the subadviser, Core Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of the fund’s securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the fund. Core Bond Fund may hedge up to 50% of its total assets using futures contracts or related options transactions.

Dividend and Income Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the fund’s total assets would be so invested. In addition, Dividend and Income Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

No consideration is paid or received by a fund upon entering into a futures contract. Initially, the fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will terminate the fund’s existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of the subadviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

Although the funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options on Futures Contracts.    An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly “secured.” An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the option. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by the subadviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of the subadviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

Securities of Other Investment Companies (Core Bond, Dividend and Income and Convertible Funds).    These funds may invest in securities of other investment companies to the extent permitted under the 1940 Act.

To the extent a fund invests in securities of other investment companies, the fund’s shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Index-Related Securities (“Equity Equivalents”) (Dividend and Income and Convertible Funds).    These funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), iShares (interests in a portfolio of securities that seeks to track the performance of a benchmark index or a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.

Foreign Investments (Convertible, Core Bond, Diversified Strategic Income, High Income and Dividend and Income Funds).    Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since these funds (other than Core Bond Fund)

may invest in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund’s total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Certain securities held by the funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the funds will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.

The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of the funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

The funds may also purchase American Depositary Receipts (“ADRs”), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar or Yankee Obligations (Dividend and Income, Diversified Strategic Income and Core Bond Funds).    These funds may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Securities of Developing Countries (Convertible Fund, Diversified Strategic Income and High Income Funds).    These funds may invest in securities of developing (or “emerging market”) countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the market of developing countries have been more volatile than the markets of the more mature economies of developed countries.

Foreign Government Securities of Emerging Markets (Diversified Strategic Income and High Income Funds).    Among the foreign government securities in which the funds may invest are those issued by countries with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Convertible Securities and Synthetic Convertible Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income and Core Bond Funds).    Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on Nasdaq. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Temporary Investments (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Core Bond Funds).    When a subadviser believes that market conditions warrant, these funds may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the funds may invest (except for Municipal High Income, as described below) include: U.S. government securities; certain bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which a fund may invest.

When Municipal High Income Fund is maintaining a defensive position it may invest in temporary investments consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody’s or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody’s or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody’s at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities; (ii) other debt securities rated within the four highest grades by Moody’s or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the fund’s total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy in anticipation of a market decline. The fund, however, intends to purchase tax-exempt temporary investments pending the investment of the proceeds of the sale of shares of the fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

Short Sales Against the Box (Convertible and Dividend and Income Funds).    These funds may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A fund will enter into this kind of short sale, described as “against the box,” for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although a fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Short Sales (Dividend and Income Fund and Convertible Fund).    The fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund borrows the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. The fund will also incur transaction costs in effecting short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Thus, the fund’s losses on short sales are potentially unlimited.

Whenever the fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Rule 144A Securities (Dividend and Income, High Income, Diversified Strategic Income, Exchange Reserve and Convertible Funds).    These funds may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board has adopted guidelines and delegated to the subadviser the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

Real Estate Investment Trusts (Dividend and Income, Convertible and Diversified Strategic Income Funds).    These funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate.

Restricted and Illiquid Securities (all funds).    Each fund may invest up to 15% (except for Exchange Reserve Fund and Municipal High Income Fund, each of which may invest up to 10%) of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options (and with respect to Municipal High Income Fund, certain variable rate demand notes) for which a liquid secondary market does not exist and (c) time deposits maturing in more than 7 calendar days (except for Exchange Reserve Fund, time deposits maturing in two business days to 6 months, and for Municipal High Income Fund, time deposits maturing in two business days to seven calendar days). The above restriction does not apply to Rule 144A Securities. In addition, each fund, except Convertible Fund, which is not so restricted, may invest up to 5% of its total assets in the securities of issuers which have been in continuous operation for less than three years. Notwithstanding the foregoing, Core Bond Fund shall not invest more that 10% of its total assets in securities that are restricted, excluding Rule 144A Securities.

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, a fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the subadviser believes it desirable to do so. A fund’s investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund’s total assets could be adversely affected.

Corporate Loans (Core Bond Fund (solely with respect to loan participations) and Dividend and Income, High Income and Diversified Strategic Income Funds).    Each of these funds may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. A fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund’s net asset value. Corporate loans in which the funds may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The funds may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The funds will acquire Participations only if the lender interpositioned between the funds and the borrower is determined by management to be creditworthy.

When a fund purchases Assignments from lenders, the funds will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the funds may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value. Each fund’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the funds’ prospectuses.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Warrants.    Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investments in warrants, valued at the lower of cost or market, may not exceed 10% of the value of a fund’s total assets. Included within that amount, but not to exceed 5% of the value of the fund’s total assets, may be warrants that are not listed on the

New York Stock Exchange (the “NYSE”) or the American Stock Exchange. Warrants acquired by a fund in units or attached to securities may be deemed to be without value.

Securities of Unseasoned Issuers.    Securities of unseasoned issuers in which the funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

Fixed-Income Securities.    Investments in fixed-income securities may subject the funds to risks, including the following:

Interest Rate Risk:    When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk:    Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk:    Fixed-income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yielding securities.

Lower Rated Fixed-Income Securities.    Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds (“junk bonds”) have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Repurchase Agreements.    A fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund (except Exchange Reserve, Municipal High Income and Dividend and Income Funds) may invest in securities denominated or quoted in currencies other than the

U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund’s investments are denominated relative to the U.S. dollar will affect the fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund’s securities are quoted would reduce the fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, each fund, with the exception of Exchange Reserve Fund, may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the subadviser’s expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the subadviser’s expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments:

Market risk:    The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The risk that the issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Risks of Writing Options.    Option writing for the funds may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the funds may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by the subadviser. Successful use by the funds of options will be subject to the ability of the subadviser to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund’s performance.

The ability of the funds to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While a fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Furthermore, in the case of a futures contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Convertible Securities.    Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Preferred Stocks.    Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.

Investment Restrictions

The Trust has adopted the following fundamental investment restrictions with respect to the funds for the protection of shareholders. Investment restrictions described in this SAI are fundamental only if they are identified as such. Fundamental restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a fund. A “majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust or a fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. As discussed under “Proposed Investment Restrictions” below, the Trust is proposing to change the fundamental investment restrictions with respect to the funds.

Current Fundamental Investment Restrictions

The fundamental investment restrictions adopted by the Trust prohibit a fund from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Investing in “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. The SEC staff has taken the position that the limit on investments in issuers in a single industry is 25% or more of total assets, rather than more than 25% of total assets.

4.  Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

5.  Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box” and for the Dividend and Income Fund and Convertible Fund which may make short sales or maintain a short position). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

6.  Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.  Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, in disposing of portfolio securities.

8.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

9.  With respect only to Exchange Reserve Fund, investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

Proposed Fundamental Investment Restrictions

The Trust has called a meeting of the funds’ shareholders to consider several proposals, including the adoption of revised fundamental investment restrictions. If approved by the shareholders, the Trust’s fundamental restrictions with respect to each fund will be as follows:

1.  The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.  The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.  The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.  The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.  The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.  The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry (except for Exchange Reserve Fund, which may invest without limit in obligations issued by banks).

8. With respect only to Municipal High Income Fund, under normal market conditions, the fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or, if unrated, of comparable quality.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing for leverage, but it the fund does so, it will not likely do so to a substantial degree. Rule 2a-7 under the 1940 Act may limit the Exchange Reserve Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Rule 2a-7 under the 1940 Act may limit the Exchange Reserve Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. Rule 2a-7 under the 1940 Act may limit the Exchange Reserve Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. Rule 2a-7 under the 1940 Act may limit the Exchange Reserve Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. Rule 2a-7 under the 1940 Act may limit the Exchange Reserve Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. Rule 2a-7 under the 1940 Act may limit the Exchange Reserve Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments.

With respect to the fundamental policy relating to concentration set forth in (7) above, Exchange Reserve Fund may, from time to time, invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Exchange Reserve Fund normally will invest at least 25% of its assets in obligations issued by domestic and foreign banks. The 1940 Act does not define what constitutes a “domestic bank” and what constitutes a “foreign bank.” The SEC staff has taken the position that a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Diversification

Each fund is currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund cannot change its classification from non-diversified to diversified without shareholder approval.

Other Proposed Changes

If approved by the shareholders, each fund’s investment objective will be non-fundamental.

It is also proposed that the following fundamental policy of the Convertible Fund be made non-fundamental and may be changed upon 60 days advance notice to shareholders: under normal market conditions, the Convertible Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in convertible securities.

The Board and the shareholders have approved a reorganization pursuant to which the assets of each of the Exchange Reserve Fund and Dividend and Income Fund (the “Acquired Funds”) would be acquired, and its liabilities would be assumed, by the fund (the “Acquiring Fund”) listed opposite the fund in the chart below in exchange for shares of the Acquired Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Acquired Fund	Acquiring Fund
Exchange Reserve Fund	Cash Portfolio
Dividend and Income Fund	Legg Mason Partners Capital and Income Fund

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. Prior to the reorganization, shareholders of each Acquired Fund can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s prospectus.

Non-Fundamental Investment Restrictions

The Trust has also adopted certain non-fundamental investment restrictions with respect to the funds that may be changed by vote of a majority of the Board of Trustees at any time. Accordingly, a fund is prohibited from:

1.  Investing in oil, gas or other mineral exploration or development programs, except that the Convertible, Diversified Strategic Income, Dividend and Income and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

2.  Writing or selling puts, calls, straddles, spreads or combinations thereof, except, with respect to funds other than Exchange Reserve Fund, as permitted under the fund’s investment objective and policies.

3.  With respect to all funds except the Exchange Reserve Fund and Municipal High Income Fund, purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of 7 days and, in the case of Exchange Reserve Fund, TDs maturing from 2 business days through 6 months)

or other securities that are not readily marketable if more than 15% or, in the case of the Municipal High Income and Exchange Reserve Funds, 10%, of the total assets of the fund would be invested in such securities. With respect to the Exchange Reserve Fund, securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to Section 4(2) of the 1933 Act will not be subject to this restriction.

4.  Purchasing any security if as a result the fund (for Convertible Fund would then have more than 10% of its total assets), would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than 3 years; provided that, in the case of private activity bonds purchased for Municipal High Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

5.  Making investments for the purpose of exercising control or management.

6.  Purchasing or retaining securities of any company if, to the knowledge of the Trust, any of the Trust’s officers or trustees or any officer or director of the manager individually owns more than  1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

7.  Investing in warrants other than those acquired by the fund, except Convertible Fund, as part of a unit or attached to securities at the time of purchase (except as permitted under a fund’s investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s total assets (for Convertible Fund, would exceed 10% of the value of the fund’s total assets). At no time may more than 2% of the fund’s total assets (for Convertible Fund, at no time may more than 5% of the fund’s total assets) be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

8.  Investing in securities of other investment companies, except to the extent permitted under the 1940 Act.

9.  With respect to Dividend and Income Fund, purchasing in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

The Trust has adopted an additional non-fundamental investment restriction applicable to Exchange Reserve Fund which prohibits the fund from investing more than 10% of its total assets in variable rate master demand notes providing for settlement upon more than seven days’ notice by the fund.

Portfolio Turnover

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

For the fiscal years ended July 31, 2005 and 2006 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended July 31:
Fund	2005	2006
Convertible Fund	79%	98%
Core Bond Fund	2%	249%*
Diversified Strategic Income Fund†	61%	202%*
Dividend and Income Fund†	35%	71%
High Income Fund	18%	55%
Municipal High Income Fund	42%	13%

*	The increase in portfolio turnover rate during the fiscal year ended July 31, 2006 is attributable in large part to a change in the portfolio managers of the fund.
†	Excluding mortgage dollar roll transactions.

For regulatory purposes, the turnover rate of Exchange Reserve Fund is zero.

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, each fund’s subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. For the Convertible Fund, the manager manages the cash and short-term investments. With respect to Diversified Strategic Income Fund and High Income Fund, decisions to buy and sell domestic securities for the fund are made by Western Asset, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Western Asset Limited.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to each Management Agreement and Sub-Advisory Agreement, each of the manager and each applicable subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or a subadviser’s, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and each subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the manager, a subadviser or its affiliates exercise investment discretion. The manager and subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or a subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or a subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or subadvisers may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadvisers, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, neither the manager or any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadvisers by brokers who effect securities transactions for a fund may be used by the manager or subadvisers in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadvisers by brokers who effect securities transactions for other investment companies and accounts which the manager or subadvisers manage may be used by the manager or subadvisers, as applicable, in servicing a fund. Not all of these research services are used by the manager or subadvisers in managing any particular account, including the funds.

During the fiscal year ended July 31, 2006, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended July 31, 2004, 2005 and 2006, the following funds paid aggregate brokerage commissions to CGMI and its affiliates as set out below:

Fiscal Year	Convertible Fund	Dividend and Income Fund
2004	$184,293	$194,311
2005	—	147,959
2006*	50,821	126,134

*	CGMI was not an affiliated person of Convertible Fund or Dividend and Income Fund under the 1940 Act during the entire period.

Core Bond Fund, Diversified Strategic Income Fund, Exchange Reserve Fund, High Income Fund and Municipal High Income Fund did not pay brokerage commissions in the last three fiscal years.

For the fiscal year ended July 31, 2006, the percentage of each fund’s aggregate brokerage commissions paid to CGMI and its affiliates and the percentage of the fund’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI and its affiliates were as follows:

Brokerage Commissions Paid to CGMI and its Affiliates

Fiscal Year	Dividend and Income Fund
2004	$4,915
2005	4,012
2006*	0

% of Total Brokerage Commissions Paid to CGMI and its Affiliates

Fiscal Year	Dividend and Income Fund
2004	2.53%
2005	2.71%
2006*	0.00%

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and its Affiliates

Fiscal Year	Dividend and Income Fund
2004	$4,915
2005	4,012
2006*	0

*	CGMI was not an affiliated person of Dividend and Income Fund for the entire period.

As of December 1, 2005, LMIS became an affiliated person of each fund under the 1940 Act. For the period December 1, 2005 through July 31, 2006, none of the funds paid any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a manager’s or subadviser’s other clients. Investment decisions for each fund and for the manager’s or a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager or a subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

The funds may use CGMI as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGMI has agreed to charge the funds commodity commissions at rates comparable to those charged by CGMI to its most favored clients for comparable trades in comparable accounts.

During the fiscal year ended July 31, 2006, certain of the funds purchased securities issued by the following regular broker/dealers of the fund, which had the following values as of July 31, 2006:

	Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of Securities Owned at End of Current Period (000’s omitted)
Convertible Fund	Merrill Lynch, Pierce, Fenner & Smith	D	$2,793
Diversified Strategic Income Fund	Morgan Stanley	D	10,539
	JP Morgan Chase	D	5,790
	Wachovia Corp	D	4,316
	Merrill Lynch, Pierce, Fenner & Smith	D	3,065
	Credit Suisse First Boston	D	654
	Bank of America Securities LLC	D	489
Dividend and Income Fund	JPMorgan Chase & Co.	E	9,033
	Banc of America Securities LLC	D	5,938
	Banc of America Securities LLC	E	4,895
	Merrill Lynch, Pierce, Fenner & Smith	E	3,641
	Morgan Stanley	E	3,325
	Credit Suisse First Boston Corp.	D	1,689
	JPMorgan Chase & Co.	D	1,383
	Morgan Stanley	D	1,363
	Merrill Lynch, Pierce, Fenner & Smith	D	632
	Lehman Brothers Inc.	D	500
	Goldman Sachs & Co.	D	395

As of July 31, 2006, Core Bond Fund, Exchange Reserve Fund, High Income Fund and Municipal High Income Fund did not own any securities issued by a regular broker/dealer.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by LMPFA, the funds’ investment manager, with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.   A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.   A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.   A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.   A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.   A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end (25 days after month end for Exchange Reserve Fund) on their website http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly*	25 Days after Quarter End*
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

*	With regards to Exchange Reserve Fund the frequency of the release to this recipient is weekly and there is no delay in the release of the information.

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
S&P (Rating Agency)	Weekly Tuesday Night	1 business day

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, R or I* shares, as applicable. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see each fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21), and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Share certificates for the funds will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent or, with respect to a PFS account, Primerica Shareholder Services, is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor, the transfer agent or Primerica Shareholder Services (such fee may be up to $30 for PFS accounts). The Systematic Investment Plan authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from a fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See each fund’s prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge as described in each fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in each fund’s prospectus and may be deemed to be underwriters of the applicable fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the applicable fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares.    Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below. Class B and Class C shares of Exchange Reserve Fund may only be obtained by exchange.

Class R and I shares.    Class R and Class I shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21), and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege.     Please see each fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. For Core Bond Fund, Diversified Strategic Income Fund, High Income Fund and Municipal High Income Fund, you have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

For Convertible Fund and Dividend and Income Fund, you have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible. This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to 90 calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares, and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to 5% of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid, and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further discussed in each fund’s prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners Funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than 8 years after the plan joins the program. They are eligible for exchange in the following circumstances: If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners Funds equals at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class C exchange privileges applicable to their plans.

PFS Accounts

Exchange Reserve Fund offers one class of shares to investors purchasing through PFS: Class B shares. Diversified Strategic Income Fund offers two classes of shares to investors purchasing through PFS: Class A and Class B shares.

Initial purchases of shares of Exchange Reserve Fund and Diversified Strategic Income Fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, c/o PFPC Inc., P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributors in accordance with the terms of the prospectuses. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC.

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day.

Initial purchases of fund shares may be made by wire. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, a shareholder authorizes Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use a fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the applicable fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of a fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any ten-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in a fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the applicable fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of a fund at any time by sending a written request in proper form directly to Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open.

Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder may use the applicable fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of:

Convertible Fund:

Class A ($16.63 based on a maximum initial sales charge of 5.75% of net asset value per share)	$17.64

Core Bond Fund:

Class A ($11.22 based on a maximum initial sales charge of 4.25% of net asset values per share)	$11.72

Diversified Strategic Income Fund:

Class A ($6.64 based on a maximum initial sales charge of 4.25% of net asset values per share)	$6.93

Dividend and Income Fund:

Class A ($12.86 based on a maximum initial sales charge of 5.75% of net asset value per share)	$13.64

High Income Fund:

Class A ($6.64 based on a maximum initial sales charge of 4.25% of net asset values per share)	$6.93

Municipal High Income Fund:

Class A ($14.88 based on a maximum initial sales charge of 4.25% of net asset values per share)	$15.54

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. Each distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, R and I Exchanges.    Class A, R and I shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.    Class B shares of a fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of a fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding Exchanges

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in each fund’s prospectus.

During times of drastic economic or market conditions, a fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See each fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges may legally be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DISTRIBUTORS

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the distributors of each fund. PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serves as the distributor of Diversified Strategic Income Fund and Exchange Reserve Fund. The distributors serve pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the applicable fund’s Board and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the distributor of each fund and PFS Distributors, Inc., the predecessor in interest to PFS, served as the distributor of Diversified Strategic Income Fund and Exchange Reserve Fund.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of a fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensations, to PFS Registered Representatives that sell shares of the funds.

Services and Distribution Plan Arrangements

The Trust has adopted amended shareholder services and distribution plans (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, B, C and R shares of each fund.

The only classes of shares offered for sale through PFS are Class A and B shares of Diversified Strategic Income Fund and Class B shares of Exchange Reserve Fund. Under the applicable Distribution Plan, each fund pays service and/or distribution fees to LMIS, CGMI and PFS, as applicable, for services they provide and expenses they bear with respect to the distribution of Class A, B, C and R shares and providing services to Class A, B, C and R shareholders. The distributors will provide the Board with periodic reports of amounts expended under the Distribution Plans and the purposes for which such expenditures were made. In addition, each fund pays service and/or distribution fees accrued daily and payable monthly, calculated at annual rates as follows:

Fund	Service Fee As a Percentage of Daily Net Assets	Distribution Fee As a Percentage of Daily Net Assets	Total Service and Distribution Fee As a Percentage of Daily Net Assets
Convertible Fund
Class A	0.25%	N/A	0.25%
Class B	0.25%	0.50%	0.75%
Class C	0.25%	0.75%	1.00%
Core Bond Fund
Class A	0.25%	N/A	0.25%
Class B	0.25%	0.50%	0.75%
Class C	0.25%	0.45%	0.70%
Class R	0.25%	0.25%	0.50%
Diversified Strategic Income Fund
Class A	0.25%	N/A	0.25%
Class B	0.25%	0.50%	0.75%
Class C	0.25%	0.45%	0.70%
Dividend and Income Fund
Class A	0.25%	N/A	0.25%
Class B	0.25%	0.50%	0.75%
Class C	0.25%	0.75%	1.00%
Exchange Reserve Fund
Class B	N/A	0.50%	0.50%
Class C	N/A	0.50%	0.50%
High Income Fund
Class A	0.25%	N/A	0.25%
Class B	0.25%	0.50%	0.75%
Class C	0.25%	0.45%	0.70%
Municipal High Income Fund
Class A	0.15%	N/A	0.15%
Class B	0.15%	0.50%	0.65%
Class C	0.15%	0.55%	0.70%

Fees under the Distribution Plans may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the funds, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The Distribution Plans also provide that the distributors and Services Agents may receive all or a portion of the sales charges paid by Class A, Class B, Class C and Class R investors.

The Distribution Plans permit the funds to pay fees to distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plans, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. A fund may pay the fees to distributors and others until the applicable Distribution Plan or distribution agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plans for the funds, the Trustees will review the Distribution Plans and the expenses for each class within each of the funds separately.

The Distribution Plans also recognize that various service providers to the funds, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds’ distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plans. The Distribution Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plans, if permitted by applicable law.

Each Distribution Plans continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan (for purposes of this section, the “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the funds and each class of shares of the funds, have approved the continuance of the Distribution Plans. The Distribution Plans require that the funds and the distributors provide to the Board, and the Board review, at least quarterly, a written report of the amounts extended (and the purposes therefore) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are Independent Trustees of the Trust. A Distribution Plan may be terminated with respect to any class of shares of a fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The Distribution Plans may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. Each fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years, and for the first two years each fund will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, each distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the respective distribution agreement.

For the fiscal year ended July 31, 2006, CGMI incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents as expressed in the following table:

Fund	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Expense	Printing Expense	Total Current Expenses
Convertible Fund
Class A	$32,602	$0	$41,486	N/A	N/A	$75,523
Class B	53,860	0	22,627	$1,083	$82	78,569
Class C	135,170	0	145,292	6,458	349	289,004
Core Bond Fund
Class A	59,432	0	74,638	N/A	N/A	135,378
Class B	163,760	0	67,247	4,575	166	240,160
Class C	132,940	0	141,751	11,511	393	289,287
Diversified Strategic Income Fund
Class A	434,215	0	551,738	N/A	N/A	1,005,578
Class B	426,760	0	184,916	12,077	704	632,618
Class C	313,268	0	349,162	13,568	1,059	682,239
Dividend and Income Fund
Class A	289,399	0	371,519	N/A	N/A	771,339
Class B	118,538	0	48,467	3,036	1,245	180,016
Class C	200,346	0	212,162	6,579	1,410	426,358
Exchange Reserve Fund
Class B	85,517	0	0	220	0	85,737
Class C	124,657	0	0	0	0	124,657
High Income Fund
Class A	319,823	0	404,753	N/A	N/A	739,364
Class B	569,345	0	248,839	7,370	1,319	841,350
Class C	460,829	0	515,481	11,852	669	1,001,297
Municipal High Income Fund
Class A	134,024	0	171,956	N/A	N/A	311,830
Class B	94,391	0	31,503	2,411	59	129,142
Class C	58,188	0	60,092	5,843	197	126,756

For the fiscal year end July 31, 2006, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table:

Fund	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Expense	Printing Expense	Total Current Expense
Convertible Fund
Class A	$18	$9,102	N/A	N/A	N/A	$9,120
Class B	46,054	1,789	N/A	$2,783	$163	50,789
Class C	14,651	1,367	N/A	10,590	699	27,306
Core Bond Fund
Class A	0	12,420	N/A	N/A	N/A	12,420
Class B	134,422	8,134	N/A	5,506	331	148,393
Class C	21,895	2,004	N/A	23,710	785	48,394
Diversified Strategic Income Fund
Class A	0	42,669	N/A	N/A	N/A	42,669
Class B	330,280	12,410	N/A	26,122	1,407	370,219
Class C	43,914	1,296	N/A	37,334	2,117	84,662
Dividend and Income Fund
Class A	45	47,912	N/A	N/A	N/A	47,957
Class B	109,280	6,835	N/A	5,163	2,489	123,767
Class C	27,373	1,855	N/A	8,575	2,819	40,621
Exchange Reserve Fund
Class B	76,736	0	N/A	220	0	76,956
Class C	145,120	0	N/A	168	0	145,288
High Income Fund
Class A	0	36,725	N/A	N/A	N/A	36,725
Class B	471,363	19,592	N/A	18,733	2,639	512,328
Class C	39,884	4,992	N/A	20,633	1,338	66,847
Municipal High Income Fund
Class A	0	19,544	N/A	N/A	N/A	19,544
Class B	98,369	2,325	N/A	3,488	118	104,299
Class C	11,604	1,864	N/A	10,025	393	23,886

For the fiscal year end July 31, 2006, PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents as expressed in the following table:

Fund	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Expense	Printing Expense	Total Current Expense
Diversified Strategic Income Fund
Class A	$109,883	$0	$102,578	$0	$0	$212,461
Class B	149,035	0	42,276	10,335	0	201,646
Class C	0	0	0	0	0	0
Exchange Reserve Fund
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0

As Class R shares are newly offered as of the date of this SAI, no fees were paid under the Distribution Plan for the periods shown above.

Dealer reallowances are described in each fund’s prospectus.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges*

	Class A
	CGMI
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	$281,000	$92,276	$5,979
Core Bond Fund	189,000	274,349	29,361
Diversified Strategic Income Fund	245,000	104,734	24,227
Dividend and Income Fund	581,000	240,090	28,233
High Income Fund	785,000	206,977	32,957
Municipal High Income Fund	158,000	99,595	14,301

*	As of November 20, 2006, the initial sales charges schedule on purchases of Class A shares changed.

	LMIS
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	N/A	N/A	N/A
Core Bond Fund	N/A	N/A	N/A
Diversified Strategic Income Fund	N/A	N/A	N/A
Dividend and Income Fund	N/A	N/A	N/A
High Income Fund	N/A	N/A	N/A
Municipal High Income Fund	N/A	N/A	N/A

	PFS
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Diversified Strategic Income Fund	$490,000	$654,846	$212,407

	Class C**
	CGMI
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	$148,000	$0	$0
Core Bond Fund	49,000	0	0
Diversified Strategic Income Fund	97,000	0	0
Dividend and Income Fund	190,000	0	0
High Income Fund	366,000	0	0
Municipal High Income Fund	21,000	0	0

**	On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Contingent Deferred Sales Charge

	Class A
	CGMI
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	$5,000	$260	$ 0
Core Bond Fund	1,000	11,619	275
Diversified Strategic Income Fund	2,000	682	(27)
Dividend and Income Fund	11,000	1,549	108
High Income Fund	28,000	9,406	352
Municipal High Income Fund	0	623	0

	LMIS
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	N/A	N/A	N/A
Core Bond Fund	N/A	N/A	N/A
Diversified Strategic Income Fund	N/A	N/A	N/A
Dividend and Income Fund	N/A	N/A	N/A
High Income Fund	N/A	N/A	N/A
Municipal High Income Fund	N/A	N/A	N/A

	Class B
	CGMI
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	$69,000	$63,142	$ 12,335
Core Bond Fund	179,000	161,738	33,421
Diversified Strategic Income Fund	462,000	246,394	49,746
Dividend and Income Fund	82,000	120,387	38,393
Exchange Reserve Fund	567,000	286,098	56,810
High Income Fund	608,000	680,829	145,901
Municipal High Income Fund	109,000	80,318	19,996

	LMIS
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	N/A	N/A	N/A
Core Bond Fund	N/A	N/A	N/A
Diversified Strategic Income Fund	N/A	N/A	N/A
Dividend and Income Fund	N/A	N/A	N/A
Exchange Reserve Fund	N/A	N/A	N/A
High Income Fund	N/A	N/A	N/A
Municipal High Income Fund	N/A	N/A	N/A

	PFS
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Diversified Strategic Income Fund	$0	$75,786	$ 26,056
Exchange Reserve Fund	0	65,823	18,414

	Class C*
	CGMI
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	$17,000	$10,244	$1,276
Core Bond Fund	8,000	7,488	1,916
Diversified Strategic Income Fund	16,000	7,906	1,209
Dividend and Income Fund	8,000	9,637	1,621
Exchange Reserve Fund	9,000	10,161	310
High Income Fund	75,000	20,990	1,776
Municipal High Income Fund	1,000	494	1,200

	LMIS
	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	N/A	N/A	N/A
Core Bond Fund	N/A	N/A	N/A
Diversified Strategic Income Fund	N/A	N/A	N/A
Dividend and Income Fund	N/A	N/A	N/A
Exchange Reserve Fund	N/A	N/A	N/A
High Income Fund	N/A	N/A	N/A
Municipal High Income Fund	N/A	N/A	N/A

Service and Distribution Plan Fees

	For the Fiscal Year Ended July 31:
Fund	2004	2005	2006
Convertible Fund	$657,897	$712,110	$607,976
Core Bond Fund	1,221,397	1,210,922	1,065,884
Diversified Strategic Income Fund	5,369,337	4,487,277	3,624,025
Dividend and Income Fund	2,111,652	2,313,219	2,098,088
Exchange Reserve Fund	996,025	994,369	958,590
High Income Fund	5,751,284	5,026,913	3,735,601
Municipal High Income Fund	1,089,910	954,704	868,884

*	On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s prospectus for a description of procedures used by the fund in valuing its assets.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On July 31, 2006, the unused capital loss carryforwards, by fund, were approximately as follows: Diversified Strategic Income Fund, $316,215,000; Dividend and Income Fund, $100,132,000; Exchange Reserve Fund, $423; High Income Fund, $661,210,000; Municipal High Income Fund, $66,092,000; and Core Bond Fund, $9,970,000. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the fund that has the carryforwards prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Fund	July 31,
	2007	2008	2009	2010	2011	2012	2013	2014

Diversified Strategic Income Fund	—	$68,294,000	$98,977,000	$120,890,000	$38,054,000	—	—	—
Dividend and Income Fund	—	—	—	32,079,000	68,053,000	—	—	—
Exchange Reserve Fund	—	—	—	—	—	$53	—	$185
High Income Fund	—	74,498,000	130,523,000	300,397,000	139,768,000	16,024,000	—	—
Municipal High Income Fund	—	—	1,032,000	3,220,000	3,834,000	11,654,000	$25,929,000	20,423,000
Core Bond Fund	—	—	1,087,000	—	56,000	1,971,000	6,856,000	—

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including as distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds do not expect to be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If a fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each of the funds will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January shall be deemed to have been paid by the fund and received by each shareholder on December 31 of the year in which the dividend is declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

(c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

Each fund or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund and disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Municipal High Income Fund.    Exempt-interest dividends paid by Municipal High Income Fund are exempt from regular federal income taxes. Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes. As discussed above, if a shareholder redeems or exchanges shares of the fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the exempt-interest dividend received. Also, that portion of any dividend from the fund which represents income from private activity bonds (other than those issued for charitable, educational and certain other purposes) held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a person “related” to such substantial user. Some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to federal income tax. In addition, receipt of dividends and distributions from the fund may affect the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. If the fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the fund’s actual taxable income bears to the total investment income earned by the fund during the period for which the dividend is paid. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax or the federal “excess net passive income” tax.

Backup Withholding.     A fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices.    Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by a fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide any IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from a fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time. On November 5, 1992 the Trust filed an Amended and Restated Master Trust Agreement (the “trust agreement”). The Trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively. On April 7, 2006, the Trust changed its name to Legg Mason Partners Income Funds.

Each of the funds is registered with the SEC as a diversified, open-end management investment company.

Licensing Agreement

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup.

Proposed Changes

The Board has approved a number of initiatives designed to streamline and restructure the Legg Mason Partners Fund complex, and each fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each fund will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services, or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the trust is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Convertible Fund, Core Bond Fund, Dividend and Income Fund and Municipal High Income Fund, and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). None of the funds was identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*    *    *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the funds’ manager believes that this matter is not likely to have a material adverse effect on the fund.

*    *    *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

VOTING RIGHTS

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of Trustees and the selection of independent public accountants.

Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The trust agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trustees have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms, make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the Trustees have been elected by the shareholders of the Trust.

The funds offer shares currently classified into various classes as follows:

Fund	Classes Currently Offered
Convertible Fund	A, B, C and I*
Core Bond Fund	A, B, C, R and I*
Diversified Strategic Income Fund	A, B, C and I*
Dividend and Income Fund	A, B, C and I*
Exchange Reserve Fund	B and C
High Income Fund	A, B, C and I*
Municipal High Income Fund	A, B, C and I*

* As of November 20, 2006, Class Y shares were renamed Class I shares.

Class A, B, C, R and I shares of a fund, as applicable, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares has exclusive voting rights with respect to the fund’s Rule 12b-1 distribution plan pertaining to a particular class. A change in a fundamental investment policy for a fund would be voted upon only by shareholders of that fund. Approval of each fund’s advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds (unless the proposal must be approved by the shareholders of all funds voting together).

To the best knowledge of each fund, as of November 3, 2006, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially and as record holder 5% or more of a class of shares of a fund:

Fund	Class	Name	Address	Shares Held	% of Shares
Convertible Fund	LMP (Smith Barney) B	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	78,994.15	7.5190

	LMP (Smith Barney) I (formerly Y)	Wachovia Bank	1525 West WT Harris Boulevard NC1151 Charlotte, NC 28288-1151	408,446.15	85.2837

	LMP (Smith Barney) I (formerly Y)	Smith Barney Inc.	333 West 34th Street New York, NY 10001	70,480.09	14.7162

Diversified Strategic Income Fund	A	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406	11,421,261.71	14.2423

	B	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406	4,175,755.28	23.8883

	I (formerly Y)	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Income	225 Liberty Street, 24th Floor New York, NY 10281- 2606	994,331.29	36.4067

	I (formerly Y)	Smith Barney Charitable Investment Fund Balanced Pool	Attn: Laurie Hesslein 388 Greenwich Street, 17th Floor New York, NY 10013-2375	940,852.32	34.4486

	I (formerly Y)	Smith Barney Charitable Investment Fund Growth Pool	Attn: Laurie Hesslein 388 Greenwich Street, 17th Floor New York, NY 10013-2375	429,356.24	15.7205

	I (formerly Y)	Smith Barney Charitable Investment Fund Conservative Pool	Attn: Laurie Hesslein 388 Greenwich Street, 17th Floor New York, NY 10013-2375	366,632.37	13.4239

Exchange Reserve Fund	B	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406	9,368,251.20	20.7061

High Income Fund	A	International Capital Institution	Attn: Controller P.O. Box 675828 Rancho Santa Fe, CA 92067-5828	2,901,500.46	5.6238

	I (formerly Y)	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Income	225 Liberty Street, 24th Floor New York, NY 10281- 2606	987,021.90	98.0228

Municipal High Income Fund	C	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	319,712.71	13.9430

FINANCIAL STATEMENTS

The funds’ audited financial statements (for each fund, Statement of Assets and Liabilities as of July 31, 2006, Statement of Operations for the year ended July 31, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2006, Financial Highlights for each of the years in the five-year period ended July 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders) are incorporated herein by reference in their entirety. The annual reports were filed on October 6, 2006, Accession Numbers:

Convertible Fund—0001133228-06-000637

Core Bond Fund—0001133228-06-000638

Diversified Strategic Income Fund—0001193125-06-204572

Dividend and Income Fund—0001193125-06-204349

Exchange Reserve Fund—0001133228-06-000640

High Income Fund—0001193125-06-204348

Municipal High Income Fund—0001133228-06-000643

APPENDIX A

ClearBridge Advisors1 (“ClearBridge”) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise

[1]	ClearBridge comprises ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

A-1

during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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APPENDIX B

Western Asset Management Company and Western Asset Management Company Limited

Proxy Voting Policies and Procedures

Background

Western Asset Management Company and Western Asset Management Company Limited (together, “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result,

Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

APPENDIX C

Description of Ratings

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

LEGG MASON PARTNERS INCOME FUNDS

Statement of

Additional Information

November 30, 2006

Legg Mason Partners Convertible Fund

Legg Mason Partners Core Bond Fund

Legg Mason Partners Diversified Strategic Income Fund

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners High Income Fund

Legg Mason Partners Municipal High Income Fund

Legg Mason Partners Income Funds

125 Broad Street

New York, New York 10004